                             THE MUNDER FUNDS, INC.

                        MUNDER INTERNATIONAL NETNET FUND

                                480 Pierce Street
                           Birmingham, Michigan 48009
                                 (800) 239-3334

            Special Meeting of Shareholders to be held April 2, 2002

Dear Shareholder:

     Please take note that a SPECIAL MEETING OF SHAREHOLDERS OF THE MUNDER INTERNATIONAL NETNET FUND, a series of The Munder Funds, Inc. ("Company"), will be held on Tuesday, April 2, 2002, at The Community House, Rosso Library, 380 South Bates Street, Birmingham, Michigan 48009 at 10:00 a.m., Eastern time ("Meeting").

     The Board of Directors ("Board") of the Company has proposed that the Munder International NetNet Fund ("International NetNet Fund") be reorganized with and into the Munder NetNet Fund, a separate series of the Company ("NetNet Fund"), to seek future economies of scale and to eliminate certain costs of running the Funds separately. If shareholders of the International NetNet Fund approve the Agreement and Plan of Reorganization ("Reorganization Agreement") described in the accompanying materials, all of the assets of the International NetNet Fund will be exchanged for an equivalent dollar amount of shares of the NetNet Fund on or about April 5, 2002 ("Reorganization"). The shares of the NetNet Fund will then be transferred to the shareholders of the International NetNet Fund in complete liquidation of the International NetNet Fund. The proposed transaction is intended to be a tax-free reorganization. As a result, it is anticipated that shareholders will not recognize any gain or loss in connection with the proposed Reorganization. We strongly invite your participation by asking you to review these materials and complete and return your proxy card as soon as possible.

     The Board believes that shareholders of the International NetNet Fund will benefit from the proposed Reorganization. The proposed Reorganization will enable shareholders of the International NetNet Fund to experience higher asset levels in the combined NetNet Fund, which will result in the fixed and relatively fixed costs associated with operating the International NetNet Fund being spread over a larger asset base, thereby reducing per share expenses paid by International NetNet Fund shareholders. While current shareholders of the NetNet Fund will likely not realize these same benefits immediately following the proposed Reorganization, they will hopefully benefit in a similar manner at some point in the future as the addition of the assets from the International NetNet Fund moves the NetNet Fund closer to achieving certain economies of scale. However, following the Reorganization, the NetNet Fund is expected to have only marginally higher operating expenses.

     The Board strongly urges you to vote FOR approval of the proposed Reorganization Agreement.

     As a result of the Reorganization, the International NetNet Fund would be combined with NetNet Fund and you would become a shareholder of the NetNet Fund, receiving shares of the NetNet Fund having an aggregate net asset value equal to the aggregate net asset value of your investment in the International NetNet Fund. No sales charges will be imposed as a result of the Reorganization. The closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for Federal income tax purposes.

     The NetNet Fund, like the International NetNet Fund, seeks long-term capital appreciation. The International NetNet Fund and the NetNet Fund have a common investment adviser (Munder Capital Management), a common administrator (State Street Bank and Trust Company) and a common distributor (Funds Distributor, Inc.).

     Detailed information about the proposed Reorganization and the reasons for it are contained in the enclosed materials. Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. It is very important that you vote and that your voting instructions be received no later than April 1, 2002.

     NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings. We have provided postage-paid return envelopes for each, which require no postage if mailed in the United States.

     If you have any questions after considering the enclosed materials, please call 1-800-239-3334.

                                     Sincerely,


                                     /s/ James C. Robinson

                                     James C. Robinson
                                     President
                                     The Munder Funds, Inc.

                             THE MUNDER FUNDS, INC.

                        MUNDER INTERNATIONAL NETNET FUND

                                480 Pierce Street
                           Birmingham, Michigan 48009

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held on April 2, 2002

To the Shareholders of
Munder International NetNet Fund
     of The Munder Funds, Inc.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the International NetNet Fund ("International NetNet Fund"), a separate series of The Munder Funds, Inc. ("Company"), will be held at The Community House, Rosso Library, 380 South Bates Street, Birmingham, Michigan 48009 on Tuesday, April 2, 2002, at 10:00 a.m., Eastern time, for the following purposes:

     (1) To approve or disapprove an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of the International NetNet Fund by the Munder NetNet Fund, a separate series of the Company ("NetNet Fund"), and the assumption of all liabilities of the International NetNet Fund by the NetNet Fund in exchange for shares of the NetNet Fund and the subsequent liquidation of the International NetNet Fund; and

     (2) To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on January 15, 2002, as the Record Date for determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

     EACH SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IN PERSON IS REQUESTED TO DATE, FILL IN, SIGN AND RETURN PROMPTLY THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                           By Order of the Board of Directors,

                           /s/ Stephen J. Shenkenberg

                           Stephen J. Shenkenberg
                           Secretary

                PROXY STATEMENT/PROSPECTUS DATED JANUARY 31, 2002

                             THE MUNDER FUNDS, INC.

                                480 Pierce Street
                           Birmingham, Michigan 48009
                                 (800) 239-3334

                       Special Meeting of Shareholders of
                        Munder International NetNet Fund
                            to be held April 2, 2002

     This combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") is being furnished in connection with the solicitation of proxies by the Board of Directors ("Board") of the Munder International NetNet Fund ("International NetNet Fund"), a series of The Munder Funds, Inc. ("Company"), for a Special Meeting of Shareholders of the International NetNet Fund ("Meeting"). The Meeting will be held on Tuesday, April 2, 2002, at 10:00 a.m., Eastern time, at The Community House, Rosso Library, 380 South Bates Street, Birmingham, Michigan 48009. At the Meeting, shareholders of the International NetNet Fund will be asked to consider and act upon the following proposals:

     (1) To approve or disapprove an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of the International NetNet Fund by the Munder NetNet Fund, a separate series of the Company ("NetNet Fund"), and the assumption of all liabilities of the International NetNet Fund by the NetNet Fund in exchange for shares of the NetNet Fund and the subsequent liquidation of the International NetNet Fund; and

     (2) To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     This Proxy Statement/Prospectus is soliciting shareholders of the International NetNet Fund to approve an Agreement and Plan of Reorganization ("Reorganization Agreement"). The Reorganization Agreement contemplates the transfer of all of the assets of the International NetNet Fund to the NetNet Fund and the assumption by the NetNet Fund of all of the liabilities of the International NetNet Fund in exchange for shares of the NetNet Fund having an aggregate value equal to the net asset value of International NetNet Fund ("Reorganization"). The International NetNet Fund would then distribute to its shareholders the portion of the shares of the NetNet Fund to which each such shareholder is entitled. This would result in a liquidation of the International NetNet Fund.

     Under the proposed Reorganization Agreement, each shareholder of the International NetNet Fund would be entitled to receive shares of the NetNet Fund having an aggregate value equal to the aggregate value of the shares of the International NetNet Fund held by that shareholder, as of the close of business on the business day of the closing of the Reorganization. You are being asked to approve the Reorganization Agreement pursuant to which the Reorganization transaction would be accomplished. Because shareholders of the International

NetNet Fund are being asked to approve a transaction that will result in their holding shares of the NetNet Fund, this Proxy Statement also serves as a Prospectus for the NetNet Fund.

     If the Reorganization Agreement is approved by shareholders of the International NetNet Fund, holders of Class A shares of the International NetNet Fund will receive Class A shares of the NetNet Fund, and no sales charge will be imposed on the Class A shares of the NetNet Fund received by International NetNet Fund shareholders. Holders of Class B, Class II, Class K and Class Y shares of the International NetNet Fund will receive Class B, Class C, Class K and Class Y shares, respectively, of the NetNet Fund. Subsequent to the Reorganization, any contingent deferred sales charge ("CDSC") that applied to a shareholder's Class B or Class II shares of the International NetNet Fund at the time of Reorganization will continue to apply for the holding period applicable at the time of the Reorganization. In calculating any applicable CDSC, the period during which a shareholder held the Class B or Class II shares of the International NetNet Fund will be included in the holding period.

     This transaction is being structured as a tax-free reorganization. See "Information About the Reorganization -- Federal Income Tax Consequences." Shareholders should consult their tax advisors to determine the actual impact of the Reorganization in light of their individual tax circumstances.

     The International NetNet Fund is a diversified series of the Company. The International NetNet Fund's goal is to provide long-term capital appreciation. The International NetNet Fund pursues its goal by investing primarily in foreign companies positioned to benefit from the growth of the Internet. Under normal market conditions, at least 65% of the International NetNet Fund's assets will be invested in foreign companies.

     The NetNet Fund is also a diversified series of the Company whose goal is to provide long-term capital appreciation. The NetNet Fund pursues its goal by investing primarily in companies positioned to benefit from the growth of the Internet. The NetNet Fund may invest up to 25% of its assets in foreign securities.

     While the investment objectives and policies of the International NetNet Fund and the NetNet Fund are compatible, there are certain differences in investment policies, which are described under "Comparison of Investment Objectives and Policies" in this Proxy Statement/Prospectus.

     Munder Capital Management ("MCM") serves as investment adviser for the International NetNet Fund and the NetNet Fund. Framlington Overseas Investment Management Limited ("Framlington"), an affiliate of MCM, is the sub-adviser for the International NetNet Fund. MCM and Framlington are described in more detail under "Information About Management of the International NetNet Fund and the NetNet Fund."

     This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the NetNet Fund that a prospective investor should know before investing. A Statement of Additional Information dated January 31, 2002 relating to this Proxy Statement/Prospectus and the Reorganization is incorporated herein by reference into this Proxy Statement/Prospectus. If you would like to receive a copy of the Statement of Additional

Information relating to this Proxy Statement/Prospectus and the Reorganization and any subsequent shareholder reports call (800) 239-3334, or write the Funds at 480 Pierce Street, Birmingham, Michigan 48009 and you will be mailed one free of charge.

     The following documents have been filed with the Securities and Exchange Commission ("SEC"): (i) the Prospectus of the International NetNet Fund and the NetNet Fund (Class A, Class B, Class C and Class II shares) dated October 31, 2001, as supplemented on November 15 and 2001 and December 20, 2001; (ii) the Prospectus for the International NetNet Fund (Class K shares) dated October 31, 2001, as supplemented on November 15, 2001, December 21, 2001 and January 24, 2002 to include the NetNet Fund (Class K shares); (iii) the Prospectus for the International NetNet Fund and the NetNet Fund (Class Y shares) dated October 31, 2001, as supplemented on November 15, 2001 and December 21, 2001; (iv) the Statement of Additional Information for the International NetNet Fund and the NetNet Fund dated October 31, 2001, as supplemented on January 24, 2002; (v) the Annual Report for the International NetNet Fund and the NetNet Fund (Class A, Class B, Class C, Class II and Class Y) dated June 30, 2001; and (vi) the Annual Report for the International NetNet Fund (Class K) dated June 30, 2001. Copies of these documents, the Statement of Additional Information related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge by writing to or calling the International NetNet Fund or the NetNet Fund at the telephone number or address listed for the Funds on the cover page of this Proxy Statement/Prospectus.

     Accompanying this Proxy Statement/Prospectus as Exhibit A is a copy of the Agreement and Plan of Reorganization pertaining to the transaction.

     MUTUAL FUND SHARES ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                            Page

Common Questions and Answers About the Proposed Reorganization............    6
Summary ..................................................................    8
Reasons for the Reorganization ...........................................   18
Information About the Reorganization .....................................   19
Comparison of Investment Objectives and Policies .........................   24
Management's Discussion of Fund Performance and Financial Highlights .....   29
How to Purchase, Sell and Exchange Shares ................................   39
Information About Management of the
     International NetNet Fund and the NetNet Fund .......................   56
Additional Information About the
     International NetNet Fund and the NetNet Fund .......................   57
Other Business ...........................................................   57
Voting Information .......................................................   58
Legal Matters ............................................................   60
Exhibit A:  Agreement and Plan of Reorganization .........................  A-1

                          COMMON QUESTIONS AND ANSWERS
                        ABOUT THE PROPOSED REORGANIZATION

Q.   How will the Reorganization affect me?

A. The assets of the International NetNet Fund will be combined with those of the NetNet Fund and you will become a shareholder of the NetNet Fund. Following the Reorganization, you will receive shares of the NetNet Fund that are equal in value to the shares of the International NetNet Fund that you held immediately prior to the closing of the Reorganization. (Shareholders of Class A shares, Class B shares, Class II shares, Class K shares and Class Y shares of the International NetNet Fund will receive Class A shares, Class B shares, Class C shares, Class K shares and Class Y shares, respectively, of the NetNet Fund.)

Q.   Why is the Reorganization being recommended?

A. The primary purposes of the proposed Reorganization are to seek future economies of scale and to eliminate certain costs associated with operating the International NetNet Fund and the NetNet Fund separately. We believe the Reorganization will benefit shareholders of the International NetNet Fund without adversely impacting shareholders of the NetNet Fund.

     As a result of declining assets and disappointing performance, expense ratios for the International NetNet Fund have been increasing. Although a new transfer agency fee arrangement, which went into effect on January 1, 2002, does reduce the per-account transfer agency fees for the shareholders of the International NetNet Fund, it does not sufficiently offset the effect of other factors on the Fund's expense ratio. Without significant asset growth from sales or improvement in the performance of securities markets generally, the International NetNet Fund's expenses are expected to increase even further. In addition, the current investment environment has changed significantly since the launch of the International NetNet Fund, and it has made it increasingly difficult to find sufficient, quality investment opportunities for two Funds that invest in similar securities.

     We also believe that the International NetNet Fund and the NetNet Fund have compatible investment objectives and policies, as described in detail below. The Reorganization will result in combining the assets of these two Funds and consolidating their operations.

     Combining the assets of the Funds is intended to provide various benefits to shareholders of the International NetNet Fund who become shareholders of the NetNet Fund (as well as to existing and future investors of the NetNet
     Fund). For example, the proposed Reorganization will enable shareholders of the International NetNet Fund to experience higher asset levels in the combined NetNet Fund, which will result in the fixed and relatively fixed costs associated with operating the International NetNet Fund, such as transfer agency, accounting and printing expenses, being spread over a larger asset base, thereby reducing per share expenses paid by International NetNet Fund shareholders. It is not anticipated that current shareholders of the NetNet Fund will realize these same benefits as a result of the proposed Reorganization but will hopefully benefit in a similar manner at some point in the future as the addition of the assets from the International NetNet Fund moves the NetNet Fund closer to achieving certain economies of scale. (See also the next question regarding operating expenses of the Funds.) Higher asset levels also should benefit portfolio management by permitting larger individual portfolio investments that may result in reduced transaction costs and/or more favorable pricing.

Q. How do the fees paid by the NetNet Fund compare to those payable by the International NetNet Fund?

A. The total per share operating expenses of the NetNet Fund are lower than those of the International NetNet Fund. Pro forma fee and expense information is included for your reference in this Proxy
     Statement/Prospectus.

Q. Will I have to pay any sales load, commission or other transactional fee in connection with the Reorganization?

A. No. The full value of your shares of the International NetNet Fund will be exchanged for shares of the indicated class of the NetNet Fund without any sales load, commission or other transactional fee being imposed. MCM will bear all of the expenses of both Funds in connection with the Reorganization, except for brokerage fees and brokerage expenses associated with the Reorganization.

Q. Who will serve as investment adviser and provide other services to the NetNet Fund?

A. The NetNet Fund has the same investment adviser (MCM), the same administrator (State Street Bank and Trust Company) and the same distributor (Funds Distributor, Inc.) as the International NetNet Fund. The International NetNet Fund also has a sub-adviser, Framlington, an affiliate of MCM.

     A team of professional portfolio managers employed by MCM makes investment decisions for the NetNet Fund. These same portfolio managers also comprise a portion of the team of professional portfolio managers employed by MCM and Framlington to make investment decisions for the International NetNet Fund.

Q. Will I have to pay any Federal income taxes as a result of the Reorganization?

A. The transaction is intended to qualify as a tax-free reorganization for Federal income tax purposes. Assuming the Reorganization qualifies for such treatment, shareholders would not recognize taxable gain or loss as a result of the Reorganization. As a condition to the closing of the Reorganization, the International NetNet Fund will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. You should separately consider any state, local and other tax consequences in consultation with your tax advisor. Opinions of counsel are not binding on the IRS or the courts.

Q. Will I continue to be able to exchange my shares for shares of other funds of the Munder family of mutual funds?

A. Yes. Holders of Class A, Class B, Class C, Class K and Class Y shares of the NetNet Fund may, either before or after the Reorganization, exchange their shares for shares of the same class of other funds of the Company, The Munder Funds Trust and The Munder Framlington Funds Trust ("Munder Funds"), subject to certain restrictions described in the prospectus of each fund. Before requesting any such exchange, shareholders should carefully review the applicable prospectus for the other fund to ensure that the fund meets their investment objectives and needs.

                                     SUMMARY

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Agreement and Plan of Reorganization ("Reorganization Agreement"), a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A.

Proposed Reorganization

     At a meeting of the Board on November 13, 2001, the Board approved the Reorganization Agreement. Subject to the approval of the shareholders of the International NetNet Fund, the Reorganization Agreement provides for:

     o the transfer of all of the assets of the International NetNet Fund to the NetNet Fund and the assumption by the NetNet Fund of all of the liabilities of the International NetNet Fund in exchange for shares of the NetNet Fund having an aggregate value equal to the assets and liabilities of the International NetNet Fund;

     o the distribution to each of the shareholders of the International NetNet Fund of shares of the NetNet Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the International NetNet Fund held by that shareholder; and

     o    the complete liquidation of the International NetNet Fund.

     We expect the Reorganization to be effective upon the close of business on April 5, 2002, or on a later date as the parties may agree ("Closing Date"). As a result of the Reorganization, each shareholder of the International NetNet Fund will become the owner of the number of full and fractional shares of the NetNet Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's International NetNet Fund shares as of the close of business on the Closing Date. Shareholders of Class A shares, Class B shares, Class II shares, Class K shares and Class Y shares of the International NetNet Fund will receive Class A shares, Class B shares, Class C shares, Class K shares and Class Y shares, respectively, of the NetNet Fund. See "Information About the Reorganization" below.

     For the reasons set forth below under "Reasons for the Reorganization," the Board, including all of the Directors who are not "interested persons" ("Independent Directors"), as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"), has concluded that the Reorganization would be in the best interests of the shareholders of the International NetNet Fund and that the interests of the International NetNet Fund's existing shareholders would not be diluted as a result of the Reorganization, and therefore has submitted the Reorganization Agreement for approval to you, the International NetNet Fund's shareholders. The Board recommends that you vote "FOR" the proposed Reorganization Agreement effecting the Reorganization. The Board has also approved the Reorganization on behalf of the NetNet Fund.

     Approval of the Reorganization will require the affirmative vote of the holders of a majority of the outstanding shares of the International NetNet Fund with all classes voting together and not by class. See "Voting Information."

Investment Objectives, Policies and Restrictions

     The International NetNet Fund and the NetNet Fund have compatible investment objectives, policies and restrictions. The International NetNet Fund's goal is to provide long-term capital appreciation. Similarly, the NetNet Fund's goal is to provide long-term capital appreciation. Although the respective investment objectives of the International NetNet Fund and the NetNet Fund are compatible, you should consider certain differences in the investment policies of, and portfolio securities held by, each Fund.

     The relative amounts of the Funds' investments in foreign securities is the principal difference between the Funds. The International NetNet Fund pursues its goal by investing primarily in a diversified portfolio of foreign companies positioned to benefit from the growth of the Internet. Under normal market conditions, at least 65% of the International NetNet Fund's assets will be invested in foreign companies. The NetNet Fund pursues its goal by investing primarily in a diversified portfolio of companies positioned to benefit from the growth of the Internet. The NetNet Fund may only invest up to 25% of its assets in foreign securities. See "Comparison of Investment Objectives and Policies" below.

Performance of the International NetNet Fund and the NetNet Fund

     The bar chart and table below give some indication of the risk of an investment in each Fund. The bar chart shows each Fund's performance for each full calendar year since its inception. The table shows how each Fund's average annual total returns for different calendar periods over the life of the Fund compares to those of certain broad based securities market indices. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance.

         The annual returns in the bar charts, the best and worst quarter returns and the average annual total return chart are those of each Fund's Class A shares. Please see "Summary Comparison of Fees and Expenses" below for information about the difference between the share classes. Performance for Class B, Class C, Class II, Class K and Class Y shares, net of any sales charges (loads) and shareholder servicing fee/12b-1 fees, would have been similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ.

International NetNet Fund                            NetNet Fund
Calendar Year Return (%)                            Calendar Year Return (%)

Bar chart                                           Bar charts
2001 (48.39)                                        1997  30.43
                                                    1998  97.92
                                                    1999 175.55
                                                    2000 (54.23)
                                                    2001 (48.23)

Year to date through December 31, 2001: (48.39)%    Year to date through December 31, 2001: (48.23)%
----------------------------------------------------------------------------------------------------
Best quarter (% and time period)                    Best quarter (% and time period)
21.90% (quarter ended December 31, 2001)            79.67% (quarter ended December 31, 1999)

Worst quarter (% and time period)                   Worst quarter (% and time period)
(37.31)% (quarter ended September 30, 2001)         (47.59)% (quarter ended June 30, 2001)

     The table below shows what the average annual total returns each Fund would have been for certain periods compared to the Morgan Stanley Capital International World Index(R) ("MSCI World Index"), the S&P 500(R) Index, Russell 2000 Index(R) and Inter@ctive Week Internet Index. These average total returns reflect the imposition of the maximum front-end sales charge. Each index is unmanaged and is not subject to fees and expenses typically associated with the management of investment company portfolios. Investments cannot be made directly in either index. Comparisons with each index, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Fund is likely to select its holdings.

                                                            Since Inception          Since Inception
                                                          of the International            of the
                                 Year Ended    Five           NetNet Fund               NetNet Fund
                                  12/31/01     Years     (4/11/00-12/31/01) (1)    (8/19/96-12/31/01) (2)
---------------------------------------------------------------------------------------------------------
International NetNet Fund (1)     (51.24)%       --             (56.05)%                    --
NetNet Fund (2)                   (51.07)%      9.76%              --                      14.46%
MSCI World Index(R) (3)           (16.52)%      5.74%           (17.18)%                    7.05%
S&P 500(R) Index (4)              (11.88)%     10.70%           (13.05)%                   12.82%
Russell 2000 Index(R) (5)            2.48%      7.52%            (4.17)%                    8.84%
Inter@ctive Internet Index (6)    (47.81)%     12.39%           (56.30)%                   13.59%

---------------
(1) The International NetNet Fund commenced operations on April 11, 2000. Index comparisons begin on April 1, 2000.

(2) The NetNet Fund commenced operations on August 19, 1996. Index comparisons begin on September 1, 1996. The NetNet Fund has changed its primary market index from the Russell 2000(R) Index to S&P 500(R) Index which better represents the market in which the Fund invests.

(3) The MSCI World Index(R) is an unmanaged index used to measure common stock price movement in developed countries.

(4) The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies publicly traded in the U.S.

(5) The Russell 2000(R) Index is a capitalization-weighted total return index which is comprised of the bottom 2,000 (based on capitalization) of the 3,000 largest capitalized U.S. domiciled companies whose stock is traded in the United States on the New York Stock Exchange, American Stock Exchange or the NASDAQ.

(6) The Inter@ctive Week Internet Index is a modified capitalization-weighted index of companies involved with providing digital interactive services developing and marketing digital interactive software, and manufacturing digital interactive hardware.

Summary Comparison of Fees and Expenses

     The following tables compare the fees and expenses of each class of the International NetNet Fund and the NetNet Fund and show the estimated fees and expenses for each class on a pro forma basis, giving effect to the proposed Reorganization. We have estimated these pro forma numbers in good faith, based on information contained in the Annual Reports for the previous fiscal year for each class of shares for each Fund, with certain adjustments.

     Since the figures shown for the International NetNet Fund and the NetNet Fund are as of the Funds' fiscal year-end, certain adjustments have been made in calculating the pro forma expenses in order to reflect a new fee arrangement with the Funds' transfer agent that became effective on January 1, 2002. The new arrangement with the transfer agent significantly increases the actual expenses of the International NetNet Fund but slightly reduces the actual expenses of the NetNet Fund.

     The fee and expense information shown on the table below is organized as follows:

     o Column 1 reflects the actual fees and expenses of each class of the International NetNet Fund calculated at the Fund's fiscal year end, June 30, 2001, adjusted to reflect the new transfer agent fee arrangement.

     o Column 2 reflects the actual fees and expenses of each class of the NetNet Fund calculated at the Fund's fiscal year end, June 30, 2001, adjusted to reflect the new transfer agent fee arrangement.

     o Column 3 reflects the pro forma fees and expenses of the NetNet Fund as if the Reorganization had occurred on June 30, 2001. These pro forma fees and expenses, however, have also been adjusted to reflect the new transfer agent fee arrangement, as well as any expected savings that may occur as a result of the Funds being combined in the Reorganization.

     Additional information regarding the performance of the Funds is contained in "Management's Discussion of Fund Performance and Financial Highlights" in this Proxy Statement/Prospectus.


Class A Shares                                                       International                         Combined
                                                                     NetNet Fund        NetNet Fund        Pro Forma
                                                                     ---------------    --------------     --------------
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of offering price) ...........................    5.50%(a)          5.50%(a)           5.50%(a)
Maximum Deferred Sales Charge (Load)
     (as a percentage of redemption proceeds) ......................    None(b)           None(b)            None(b)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ........    None              None               None
Redemption Fee .....................................................    2.00%(c)          2.00%(c)           2.00%(c)
Exchange Fee .......................................................    None              None               None

Annual Fund Operating Expenses (expenses that are deducted
     from Fund assets) (as a percentage of average net assets)
     Management Fee ................................................     1.25%            1.00%              1.00%
     Distribution and/or Service (12b-1) Fees ......................     0.25%             0.25%              0.25%
     Other Expenses ................................................     0.98%            0.55%              0.56%
Total Annual Fund Operating Expenses ...............................     2.48%(d)(f)      1.80%(d)(g)        1.81%(e)(h)

Class B Shares                                                       International                         Combined
                                                                     NetNet Fund         NetNet Fund       Pro Forma
                                                                     ---------------    --------------     --------------
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of offering price) ...........................    None              None               None
Maximum Deferred Sales Charge (Load)
     (as a percentage of redemption proceeds) ......................    5.00%(i)          5.00%(i)           5.00%(i)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ........    None              None               None
Redemption Fee .....................................................    2.00%(c)          2.00%(c)           2.00%(c)
Exchange Fee .......................................................    None              None               None

Annual Fund Operating Expenses (expenses that are deducted
     from Fund assets) (as a percentage of average net assets)
     Management Fee ................................................     1.25%            1.00%              1.00%
     Distribution and/or Service (12b-1) Fees ......................     1.00%             1.00%              1.00%
     Other Expenses ................................................     0.98%            0.55%              0.56%
Total Annual Fund Operating Expenses ...............................     3.23%(d)(f)      2.55%(d)(g)        2.56%(e)(h)

Class II Shares/Class C Shares                                       International                         Combined
                                                                     NetNet Fund        NetNet Fund        Pro Forma
                                                                     Class II shares    Class C shares     Class C shares
                                                                     ---------------    --------------     --------------
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of offering price) ...........................    1.00%             None               None
Maximum Deferred Sales Charge (Load)
     (as a percentage of redemption proceeds) ......................    1.00%(j)          1.00%(k)           1.00%(l)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ........    None              None               None
Redemption Fee .....................................................    2.00%(c)          2.00%(c)           2.00%(c)
Exchange Fee .......................................................    None              None               None

Class II Shares/Class C Shares


                                                                  International                           Combined
                                                                   NetNet Fund        NetNet Fund         Pro Forma
                                                                 Class II shares     Class C shares     Class C shares
                                                                 ---------------     --------------     --------------
Annual Fund Operating Expenses (expenses that are deducted
  from Fund assets) (as a percentage of average net assets)
  Management Fee .............................................       1.25%              1.00%              1.00%
  Distribution and/or Service (12b-1) Fees ...................       1.00%              1.00%              1.00%
  Other Expenses .............................................       0.98%              0.55%              0.56%
Total Annual Fund Operating Expenses .........................       3.23%(d)(f)        2.55%(d)(g)        2.56%(e)(h)


Class K Shares                                                    International         NetNet             Combined
                                                                   NetNet Fund          Fund(m)            Pro Forma
                                                                   -----------          -------            ---------
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
  as a percentage of offering price) .........................       None               None               None
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds) ...................       None               None               None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ..       None               None               None
Redemption Fee ...............................................       None               None               None
Exchange Fee .................................................       None               None               None

Annual Fund Operating Expenses (expenses that are deducted
  from Fund assets) (as a percentage of average net assets)
  Management Fee .............................................       1.25%              1.00%              1.00%
  Distribution and/or Service (12b-1) Fees ...................       0.25%              0.25%              0.25%
  Other Expenses .............................................       0.98%              0.55%              0.56%
Total Annual Fund Operating Expenses .........................       2.48%(d)(f)        1.80%(d)(g)        1.81%(e)(h)

Class Y Shares                                                    International                            Combined
                                                                   NetNet Fund          NetNet Fund        Pro Forma
                                                                   -----------          -----------        ---------
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price) ........................       None               None               None
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds) ...................       None               None               None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends          None               None               None
Redemption Fee ...............................................       None               None               None
Exchange Fee .................................................       None               None               None

Annual Fund Operating Expenses (expenses that are deducted
  from Fund assets) (as a percentage of average net assets)
  Management Fee .............................................       1.25%              1.00%              1.00%
  Distribution and/or Service (12b-1) Fees ...................       None               None               None
  Other Expenses .............................................       0.98%              0.55%              0.56%
Total Annual Fund Operating Expenses .........................       2.23%(d)(f)        1.55%(d)(g)        1.56%(e)(h)

----------------
(a)  The sales charge declines as the amount invested increases.

(b) A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares within one year of investment that were purchased with no initial sales charge as part of an investment of $1,000,000 or more. A CDSC on Class A shares of the NetNet Fund acquired by holders of Class A shares of the International NetNet Fund pursuant to the Reorganization will only be imposed on redemptions on which a CDSC would have applied to the Class A shares of the International NetNet Fund.

(c) A short-term trading fee of 2.00% will be assessed on redemptions (or exchanges) made within 60 days of the purchase of the shares.

(d) Total Annual Fund Operating Expenses disclosed above are based on the Fund's actual expenses for its most recent fiscal year, adjusted to reflect the new transfer agent fee arrangement referenced above. Due to fixed costs related to maintaining a mutual fund, you should be aware that during periods when the Fund's assets are declining, its operating expenses as a percent of net assets could be significantly higher than the Total Annual Fund Operating Expenses shown above. For example, if the Fund's average net assets for the current fiscal year were 30%, 50% or 70% less than its average net assets during the most recent fiscal year, expected Total Annual Fund Operating Expenses for the current fiscal year could be higher, as approximated in the table below, than those shown above:

                  Expected Total Annual Fund Operating Expenses
                  for the current fiscal year would increase by
                  ---------------------------------------------

     If average net assets
     for the current fiscal           International NetNet                         NetNet
     year  were:                           Fund Class                            Fund Class


                              A       B       II     K       Y      A       B      C       K      Y
     -----------------------------------------------------------------------------------------------------

     30% less than average    2%      1%      1%     2%      2%     4%      3%     3%      4%     5%
     net assets in most
     recent fiscal year
     50% less than average    17%     13%     13%    17%     19%    16%     11%    11%     16%    18%
     net assets in most
     recent fiscal year
     70% less than average    51%     39%     39%    51%     57%    42%     30%    30%     42%    49%
     net assets in most
     recent fiscal year
     -----------------------------------------------------------------------------------------------------

     Of course, if the Fund's net assets were increasing by similar percentages, corresponding decreases in Total Annual Fund Operating Expenses as a percent of net assets would be expected.

(e) Total Annual Fund Operating Expenses disclosed above are based on both Funds' actual expenses for their most recent fiscal year, as adjusted to reflect the new transfer agent fee arrangement referenced above. Due to fixed costs related to maintaining a mutual fund, you should be aware that during periods when a Fund's assets are declining, its operating expenses as a percent of net assets could be significantly higher than the Total Annual Fund Operating Expenses shown above. For example, if the combined Fund's average net assets for the current fiscal year were 30%, 50% or 70% less than its average net assets during the most recent fiscal year, expected Total Annual Fund Operating Expenses for the current fiscal year could be higher, as approximated in the table below, than those shown above:

                                              Expected Total Annual Fund Operating Pro Forma Expenses
                                                   for the current fiscal year would increase by
                                                   ---------------------------------------------

        If average net assets for the
          current fiscal year were:                           Pro Forma Fund Class

                                              A          B          II           K          Y
        ---------------------------------------------------------------------------------------------

         30% less than average net assets      3%        2%         2%           3%         3%
         in most recent fiscal year
         50% less than average net assets     14%        10%        10%         14%        16%
         in most recent fiscal year
         70% less than average net assets     39%        28%        28%         39%        45%
         in most recent fiscal year
        ---------------------------------------------------------------------------------------------

     Of course, if the Fund's net assets were increasing by similar percentages, corresponding decreases in Total Annual Fund Operating Expenses as a percent of net assets would be expected.

(f) Actual unadjusted total operating expenses of the International NetNet Fund for the fiscal year ended June 30, 2001 were:

                         Class A           2.63%
                         Class B           3.38%
                         Class II          3.38%
                         Class K           2.63%
                         Class Y           2.38%


(g) Actual unadjusted total operating expenses of the NetNet Fund for the fiscal year ended June 30, 2001 were:

                         Class A           1.86%
                         Class B           2.61%
                         Class C           2.61%
                         Class K           1.86%
                         Class Y           1.61%

     Actual unadjusted expenses for Class K shares, which had not commenced operations as of the date of this Proxy/Prospectus, are based on historical information for Class A shares.

(h) The pro forma fees and expenses shown in the table reflect the following adjustments: the new transfer agent fee as if it had been in effect during the fiscal year ended June 30, 2001; the effect of spreading fixed fees and expenses over a broader shareholder base; the elimination of duplicative fees paid on a per fund basis; and the effect of the NetNet Fund's lower management fee.

(i)  The CDSC payable upon redemption of Class B shares declines over time.

(j) The CDSC applies to redemptions of Class II shares within eighteen months of purchase.

(k) The CDSC applies to redemptions of Class C shares within one year of purchase.

(l) The CDSC applies to redemptions of Class C shares within one year of purchase. However, the CDSC will apply to Class C shares of the NetNet Fund acquired by holders of Class II shares of the International NetNet Fund pursuant to the Reorganization to the same extent the CDSC would have applied to the Class II shares of the International NetNet Fund.

(m) Expenses for Class K shares, which had not commenced operations as of the date of this Proxy/Prospectus, are based on historical information for Class A shares.

Example

     This Example is intended to help you compare the cost of investing in each Fund and the combined NetNet Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A Shares


                                     1 year     3 years      5 years      10 years
                                     ------     -------      -------      --------
International NetNet Fund            $787       $1,280       $1,798       $3,211
NetNet Fund                          $723       $1,086       $1,472       $2,551
Pro Forma:  the Funds Combined       $724       $1,088       $1,476       $2,560

Class B Shares Assuming You Sold Your Shares at the End of the Period


                                           1 year           3 years           5 years          10 years
                                           ------           -------           -------          --------
International NetNet Fund                  $826             $1,295            $1,888           $3,355*
NetNet Fund                                $758             $1,094            $1,556           $2,700*
Pro Forma:  the Funds Combined             $759             $1,096            $1,560           $2,709*

* Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

Class B Shares Assuming You Stayed in the Fund

                                           1 year           3 years           5 years          10 years
                                           ------           -------           -------          --------
International NetNet Fund                  $326             $995              $1,688           $3,355*
NetNet Fund                                $258             $794              $1,356           $2,700*
Pro Forma:  the Funds Combined             $259             $796              $1,360           $2,709*

* Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

Class II/C Shares Assuming You Sold Your Shares at the End of the Period

                                           1 year           3 years           5 years          10 years
                                           ------           -------           -------          --------
International NetNet Fund (Class II)       $523             $1,085            $1,771           $3,595
NetNet Fund (Class C)                      $358             $794              $1,356           $2,886
Pro Forma:  the Funds Combined             $359             $796              $1,360           $2,895

Class II/C Shares Assuming You Stayed in the Fund

                                           1 year           3 years           5 years          10 years
                                           ------           -------           -------          --------
International NetNet Fund (Class II)       $423             $1,085            $1,771           $3,595
NetNet Fund (Class C)                      $258             $794              $1,356           $2,886
Pro Forma:  the Funds Combined             $259             $796              $1,360           $2,895

Class K Shares

                                           1 year           3 years           5 years          10 years
                                           ------           -------           -------          --------
International NetNet Fund                  $251             $773              $1,321           $2,816
NetNet Fund                                $183             $567              $975             $2,117
Pro Forma:  the Funds Combined             $184             $569              $980             $2,127

Class Y Shares

                                           1 year           3 years           5 years          10 years
                                           ------           -------           -------          --------
International NetNet Fund                  $226             $697              $1,195           $2,565
NetNet Fund                                $158             $490              $845             $1,847
Pro Forma:  the Funds Combined             $159             $493              $850             $1,856

     Following the Reorganization and in the ordinary course of business of a mutual fund, certain holdings of the International NetNet Fund that are transferred to the NetNet Fund in connection with the Reorganization may be sold. The portfolio management team for the NetNet Fund expects to sell a significant portion of the International NetNet Fund's foreign holdings shortly after the Reorganization. Any sales of the International NetNet Fund's holdings may result in additional transaction costs for the NetNet Fund (which will not be assumed or paid by MCM) and will be a taxable event that will result in the realization of taxable gains or losses from such sales for the NetNet Fund.

Purchase and Redemption Procedures

     Purchases and redemptions of shares are subject to certain minimum investment requirements, charges, and waivers of charges applicable to the various classes of both the International NetNet Fund and the NetNet Fund. For more details on how to purchase or redeem shares of either Fund, see "How to Purchase, Sell and Exchange Shares."

     Exchange Privileges

     You may exchange shares of each class of each Fund for shares of the same class in other Munder Funds to the extent the class exists and shares are offered for sale in the shareholder's state of residence and subject to any applicable sales charge. You may exchange Class C or Class II shares for Class C or Class II shares of other Munder Funds, based on their relative net asset values ("NAVs"). Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate in effect before the exchange. We will not impose any exchange fee on any of these exchange privileges. Any exchange will be a taxable event for which you may have to recognize a gain or loss under Federal income tax law. We reserve the right to amend or terminate the exchange privilege at any time. See "How to Purchase, Sell and Exchange Shares -- Exchanging Shares," below.

     Dividends and Distributions

     Each of the International NetNet Fund and NetNet Fund declares and pays dividends from net investment income, if any, annually and distributes net realized capital gains, if any, at least annually. As described in more detail in "How to Purchase, Sell and Exchange Shares -- Distributions," below, dividends are generally subject to Federal income tax. For both Funds, all dividends and distributions are reinvested automatically in additional shares of the respective Fund at net asset value, without a sales charge or CDSC, unless the shareholder elects to be paid in cash. Following the Reorganization, International NetNet Fund shareholders that have elected to receive distributions in cash will continue to receive distributions in such manner from the NetNet Fund. See "How to Purchase, Sell and Exchange Shares -- Distributions" in the Proxy Statement/Prospectus for more information.

     Tax Consequences

     Prior to completion of the Reorganization, the International NetNet Fund will have received from counsel an opinion to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. See "Information about the Reorganization -- Federal Income Tax Consequences."

     Shareholder Voting Rights

     Neither the International NetNet Fund nor the NetNet Fund, each a series of the same Maryland corporation, holds annual shareholder meetings. The 1940 Act requires that a shareholder meeting be called for the purpose of electing Directors at such time as fewer than a majority of Directors holding office have been elected by shareholders. Either Fund will hold a shareholder meeting upon the written request of shareholders holding at least 10% of that Fund's outstanding shares.

Appraisal Rights

     Under the laws of the State of Maryland, shareholders of the NetNet Fund do not have appraisal rights in connection with a combination or acquisition of the assets of another fund. Under the laws of the State of Maryland, shareholders of the International NetNet Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the International NetNet Fund by another entity.

Risk Factors

     Because the International NetNet Fund and the NetNet Fund invest in similar types of securities, investment in these Funds involves similar investment risks. These risks include those that are generally associated with investing in equity securities. However, the International NetNet Fund invests primarily in foreign securities, which have different risks than the domestic securities in which the NetNet Fund invests most of its assets. See "Comparison of Investment Objectives and Policies" herein.

     Foreign Securities Risk. Investments by the Funds in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards. Additional foreign securities risk disclosure for the International NetNet Fund may be found in the Prospectus.

                         REASONS FOR THE REORGANIZATION

     Currently, the International NetNet Fund and the NetNet Fund are investment portfolios of the same open-end management investment company, but each Fund must separately bear certain costs of its own operations. Consolidating their separate operations should generally benefit the shareholders of both Funds by promoting more efficient operations on a more cost-effective basis. Also, combining assets of the Funds should create future economies of scale resulting from the larger asset base of the combined fund after the Reorganization. However, there can be no assurance that the combination of the Funds will produce more efficient operations on a cost-effective basis or that economies of scale will be realized.

     MCM believes that certain investment management efficiencies and other benefits could be realized through the combination of the Funds. The Reorganization would permit the shareholders of the International NetNet Fund to pursue their investment goals in a larger fund that has investment objectives, policies and restrictions that are compatible with those of the International NetNet Fund. A larger fund should enhance the ability of MCM to effect portfolio transactions on more favorable terms and give MCM greater investment flexibility and the ability to select a larger number of portfolio securities with the attendant benefits of increased diversification. A larger fund should not be as significantly affected by high levels of shareholder redemptions. In addition, the larger aggregate net assets should enable the combined fund over the long term to obtain the benefits of economies of scale, permitting the reduction of certain costs and expenses which may result in lower overall expense ratios through the spreading of fixed costs of operations over a larger asset base. As a general rule, economies of scale can be realized with respect to fixed expenses, such as printing costs and fees for certain professional services, although expenses that are based on the value of assets or on the number of shareholder accounts, such as transfer agent fees, would be largely unaffected by the Reorganization. Moreover, we cannot assure you that economies of scale can be realized.

     MCM further believes that as a result of declining assets and disappointing performance, expense ratios for the International NetNet Fund are increasing. Although a new transfer agency fee arrangement, which went into effect on January 1, 2002, does reduce the per-account transfer agency fees for shareholders of the International NetNet Fund, it does not sufficiently offset the effect of other factors on the Fund's expense ratio. Without significant asset growth from sales or improvement in the performance of securities markets generally, the International NetNet Fund's expenses are expected to increase further. In addition, the current investment environment has changed significantly since the launch of the International NetNet Fund, and it has made it increasingly difficult to find sufficient, quality investment opportunities for two Funds that invest in similar securities.

     In light of the foregoing considerations, the Board unanimously concluded that the Reorganization is in the best interests of the International NetNet Fund and its shareholders and that the Reorganization would not result in a dilution of shareholders' interests. Similarly, the Board also approved the Reorganization and determined that it is in the best interests of the NetNet Fund and its shareholders to acquire the assets of the International NetNet Fund, and that the interests of the NetNet Fund's shareholders would not be diluted as a result of the Reorganization.

                      INFORMATION ABOUT THE REORGANIZATION

Reorganization Agreement

     The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement attached to this Proxy Statement/Prospectus as Exhibit A. The Reorganization Agreement provides that the NetNet Fund will acquire all of the assets, subject to all of the liabilities, of the International NetNet Fund in exchange for shares of the NetNet Fund. Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur on the Closing Date, or such later date as may be agreed upon by the parties. The net asset value per share of the International NetNet Fund and the net asset value per share of the NetNet Fund will be determined by dividing the combined NetNet Fund's assets, less liabilities, by the total number of its outstanding shares.

     Both the International NetNet Fund and the NetNet Fund will utilize State Street Bank and Trust Company to determine the value of their respective portfolio securities. The International NetNet Fund and the NetNet Fund also will use the same independent pricing services to determine the value of each security so that State Street Bank and Trust Company can determine the aggregate value of each Fund's portfolio. The method of valuation employed will be in accordance with the procedures described in the current prospectuses, as set forth in the Reorganization Agreement, which is consistent with Rule 22c-1 under the 1940 Act and with the interpretations of such rule by the SEC.

     The number of full and fractional shares of the NetNet Fund you will receive in the Reorganization will be equal in value to the value of your International NetNet Fund shares as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") on the Closing Date. As promptly as practicable after the Closing Date, the International NetNet Fund will liquidate and distribute pro rata to its shareholders of record as of the close of regularly scheduled trading on the NYSE on the Closing Date the shares of the NetNet Fund received by the International NetNet Fund in the Reorganization. We will accomplish the liquidation and distribution with respect to each class of the International NetNet Fund's shares by the transfer of the NetNet Fund shares then credited to the account of the International NetNet Fund on the books of the NetNet Fund to open accounts on the share records of the NetNet Fund in the names of the International NetNet Fund shareholders. The aggregate net asset value of Class A, Class B, Class C, Class K and Class Y NetNet Fund shares to be credited to Class A, Class B, Class II, Class K and Class Y International NetNet Fund shareholders, respectively, will, with respect to each class, be equal to the aggregate net asset value of the shares of common stock ($0.01 par value per share) of the International NetNet Fund of the corresponding class owned by International NetNet Fund shareholders on the Closing Date. All issued and outstanding shares of the International NetNet Fund will simultaneously be canceled on the books of the International NetNet Fund, although share certificates representing interests in Class A, Class B, Class II, Class K and Class Y shares of the International NetNet Fund will represent a number of Class A, Class B, Class C, Class K and Class Y shares, respectively, of NetNet Fund shares after the Closing Date. The NetNet Fund will not issue certificates representing the Class A, Class B, Class C, Class K and Class Y NetNet Fund shares issued in connection with such exchange.

     After such distribution, the Company will take all necessary steps under Maryland law, the Company's charter and any other applicable law to effect a complete dissolution of the International NetNet Fund.

     The Board has determined, with respect to the International NetNet Fund and the NetNet Fund, that the interests of shareholders of each of those Funds will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of each of those Funds and its shareholders. MCM will bear the expenses of the Reorganization, including the cost of a proxy soliciting agent that has been retained, but excluding brokerage fees and brokerage expenses incurred in connection with the Reorganization.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the consummation of the Reorganization, before or after approval by the shareholders of the International NetNet Fund, if circumstances should develop that, in the Board's opinion, make proceeding with the Reorganization inadvisable. The Reorganization

Agreement provides that the Company may waive compliance with any of the covenants or conditions made therein for the benefit of either Fund, other than the requirements that: (i) the Reorganization Agreement be approved by shareholders of the International NetNet Fund; and (ii) the Company receive the opinion of the Company's counsel that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for Federal income tax purposes.

     Approval of the Reorganization Agreement will require the affirmative vote of a majority of the shares of the International NetNet Fund, with all classes voting together and not by class. See "Voting Information." If the Reorganization Agreement is not approved by the shareholders of the International NetNet Fund, or is not consummated for any other reason, the Board will consider other possible courses of action.

     THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, HAS UNANIMOUSLY RECOMMENDED APPROVAL OF THE REORGANIZATION AGREEMENT.

     Shareholders of the International NetNet Fund as of the Record Date will receive shares of the NetNet Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights.

Description of the NetNet Fund's Shares

     Full and fractional shares of the respective class of shares of common stock of the NetNet Fund will be issued to the International NetNet Fund's shareholders in accordance with the procedures detailed in the Reorganization Agreement. The NetNet Fund no longer issues share certificates. The shares of the NetNet Fund to be issued to International NetNet Fund shareholders and recorded on the shareholder records of the transfer agent will have no pre-emptive or conversion rights, except for Class B shares, as more fully described below in "How to Purchase, Sell and Exchange Shares."

Federal Income Tax Consequences

     The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code"), with no gain or loss recognized as a consequence of the Reorganization by the International NetNet Fund, the NetNet Fund or the shareholders of the International NetNet Fund. As a condition to the closing of the Reorganization, the International NetNet Fund will receive a legal opinion to that effect. That opinion will be based upon certain representations and warranties made by the International NetNet Fund and the NetNet Fund and certifications received from each of the Funds and certain of their service providers.

     Immediately prior to the Reorganization, the International NetNet Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the International NetNet Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the International NetNet Fund's shareholders.

     As of June 30, 2001, the International NetNet Fund had an unused capital loss carryover in excess of $21.6 million. At that time, the International NetNet Fund also had a "built-in-loss" (i.e., the amount by which the tax basis of its investment assets exceeded the fair market value of its assets) of over $107.7 million. Capital loss carryovers and built-in-losses (when realized) are considered valuable tax attributes because they can reduce a fund's future taxable income and thus reduce the taxable amount distributed to fund shareholders.

     The proposed Reorganization will affect the use of these tax attributes in two respects. The first concerns the "sharing" of these tax attributes with the shareholders of the NetNet Fund. If there were no Reorganization, these tax attributes would inure solely to the benefit of the shareholders of the International NetNet Fund. If the Reorganization occurs, these tax attributes carry over (subject to the limitations described below) to the NetNet Fund. That means that any resulting tax benefits inures to all shareholders of the NetNet Fund (i.e., both pre-Reorganization shareholders of the International NetNet Fund and pre-Reorganization shareholders of the NetNet Fund).

     The second manner in which the Reorganization will affect the use of the capital loss carryover and built-in losses concerns certain limitations imposed under the Code with respect to the use of these losses. Very generally, when more than 50 percent of the stock of a "loss corporation" such as the International NetNet Fund is acquired (as will be the case here), the Code imposes various limitations on the use of loss carryovers and built-in-losses following the acquisition. The amount of such loss carryovers and built-in-losses that can be used each year to offset post-acquisition income is generally limited to an amount equal to the "federal long-term tax-exempt rate" (the applicable rate as of November 2001 was 4.85%) multiplied by the value of the "loss corporation's" equity.

     As a result, the use of the International NetNet Fund's losses may be subject to substantial limitations. The International NetNet Fund's net asset value as of June 30, 2001 was approximately $143.3 million. Under the 4.85% limitation, only about $6.95 million of capital loss carryovers and (realized) built-in-losses could be used in each post-Reorganization taxable year. Considering that the combined amount of capital loss carryovers and built-in-losses as of June 30, 2001 was over $129 million, this will be a substantial limitation on the use of these losses. Nevertheless, capital losses may generally be carried forward for only eight years in the case of regulated investment companies, which means that a portion of these losses will likely expire unused.

     You should consult your tax advisor regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances. Since the foregoing discussion only relates to the Federal income tax consequences of the Reorganization, you should also consult your tax advisor as to state and other local tax consequences, if any, of the Reorganization.

Capitalization

     The following table shows the capitalization of the International NetNet Fund and the NetNet Fund as of June 30, 2001, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value.

                                                                     As of June 30, 2001
                                               ---------------------------------------------------------------
                                               International                                   Pro Forma after
CLASS A SHARES                                  NetNet Fund             NetNet Fund             Reorganization
--------------                                 -------------            -----------            ---------------
Net Assets .................................   $57,755,550             $826,509,517              $884,265,067
Net asset value per share ..................      $3.35                   $24.65                    $24.65
Shares outstanding .........................    17,265,644              33,528,002                35,872,823


                                                                     As of June 30, 2001
                                               ---------------------------------------------------------------
                                               International                                   Pro Forma after
CLASS B SHARES                                  NetNet Fund             NetNet Fund             Reorganization
--------------                                 -------------            -----------            ---------------
Net Assets .................................   $53,904,308             $994,140,000             $1,048,044,308
Net asset value per share ..................      $3.32                   $24.10                    $24.10
Shares outstanding .........................    16,246,045              41,246,564                43,487,315


                                                                     As of June 30, 2001
                                               ---------------------------------------------------------------
                                               International                                   Pro Forma after
CLASS C SHARES                                  NetNet Fund             NetNet Fund             Reorganization
--------------                                 -------------            -----------            ---------------
Net Assets .................................       N/A                 $464,623,608              $486,032,221
Net asset value per share ..................       N/A                    $24.12                    $24.12
Shares outstanding .........................       N/A                  19,266,036                20,150,590


                                                                     As of June 30, 2001
                                               ---------------------------------------------------------------
                                               International                                   Pro Forma after
CLASS II SHARES                                 NetNet Fund             NetNet Fund             Reorganization
---------------                                -------------            -----------            ---------------
Net Assets .................................   $21,408,613                  N/A                      N/A
Net asset value per share ..................      $3.32                     N/A                      N/A
Shares outstanding .........................    6,456,719                   N/A                      N/A


                                                                     As of June 30, 2001
                                               ---------------------------------------------------------------
                                               International                                   Pro Forma after
CLASS K SHARES                                  NetNet Fund             NetNet Fund             Reorganization
--------------                                 -------------            -----------            ---------------
Net Assets .................................    $8,322,085                  N/A                   $8,322,085
Net asset value per share ..................      $3.35                 $24.65 (a)                  $24.65
Shares outstanding .........................    2,484,047                   N/A                    337,610

----
(a) The net asset value per share for Class K shares, which had not commenced operations as of the date of this Proxy/Prospectus, is estimated based on the net asset value per share for Class A shares.

                                           As of June 30, 2001
                             -----------------------------------------------
                             International                   Pro Forma after
CLASS Y SHARES                NetNet Fund     NetNet Fund    Reorganization
--------------               -------------    -----------    ---------------
Net Assets                    $1,867,425      $8,037,132       $9,904,557
Net asset value per share       $3.37           $24.91           $24.91
Shares outstanding             554,343          322,606          397,614

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

     The following discussion comparing investment objectives, policies and restrictions of the International NetNet Fund and the NetNet Fund is based upon and qualified in its entirety by the respective investment objectives, policies and restrictions sections of the prospectuses of the International NetNet Fund and the NetNet Fund dated October 31, 2001, as supplemented on November 15, 2001 with respect to all classes of shares, December 21, 2001 with respect to Class K and Class Y shares, and January 24, 2002 with respect to Class K shares.

Investment Objectives of Each Fund

     The investment objective of both the International NetNet Fund and the NetNet Fund is to provide long-term capital appreciation. The investment objectives of both Funds may be changed by the Board without shareholder approval; however, shareholders would be notified of any such change.

Primary Investments of Each Fund

     As you will see from the information below, both Funds invest in securities that are positioned to benefit from the growth of the Internet. The principal difference between the Funds is the relative amounts of the Funds' investments in foreign securities.

     The International NetNet Fund pursues its goal by investing primarily in foreign companies positioned to benefit from the growth of the Internet. These types of companies fall into three basic categories:

     . Pure plays--companies whose core business models are focused exclusively on the Internet;

     . Builders--companies that provide the innovative hardware, services and software components that enable the advancement or facilitate the usage of the Internet; and

     . Beneficiaries--companies across a broad range of industries and sectors that utilize the Internet to enhance their business models.

     Under normal market conditions, the International NetNet Fund will invest at least 65% of its assets in equity securities of foreign companies positioned to benefit from the growth of the Internet. The International NetNet Fund may invest directly in foreign equity securities or may utilize ADR or other depository receipts.

     There is no limit on the market capitalization of the companies in which the International NetNet Fund may invest or on the length of operating history for the companies. The International NetNet Fund may invest in small companies. The International NetNet Fund may invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the International NetNet Fund or what impact, if any, they will have on the International NetNet Fund's performance.

     The International NetNet Fund may invest in emerging markets. The International NetNet Fund may also purchase and sell options on securities, stock market indices or futures and may purchase or sell forward currency exchange contracts in order to hedge the Fund's currency exchange risk. The International NetNet Fund may not invest more than 25% of its total assets in any one industry except that it will invest more than 25% of its assets in securities of foreign companies engaged in the research, design, development, manufacturing or engaged to a significant extent in the business of distributing of products, processes or services for use with the Internet or Intranet related businesses.

     The NetNet Fund pursues its goal by investing primarily in companies positioned to benefit from the growth of the Internet. These types of companies fall into three basic categories:

     o Pure plays--companies whose core business models are focused exclusively on the Internet;

     o Builders--companies that provide the innovative hardware, services and software components that enable the advancement or facilitate the usage of the Internet; and

     o Beneficiaries--companies across a broad range of industries and sectors that utilize the Internet to enhance their business models.

     Under normal market conditions, the Fund will invest at least 65% of its assets in equity securities of the types of companies positioned to benefit from the growth of the Internet. There is no limit on the market capitalization of the companies the NetNet Fund may invest in or on the length of operating history for the companies. The NetNet Fund may invest without limit in IPOs, although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.

     The NetNet Fund may also invest in up to 25% of its assets in foreign securities and may purchase and sell options on securities, stock market indices or futures. The NetNet Fund may not invest more than 25% of its total assets in any one industry except that it will invest more than 25% of its assets in securities of companies engaged in the research, design, development, manufacturing or engaged to a significant extent in the business of distributing of products, processes or services for use with the Internet or Intranet related businesses.

Portfolio Instruments and Practices

     Borrowing. Under certain circumstances, each Fund may borrow money in an amount up to 5% of the value of its total assets for temporary purposes and in an amount equal to one-third of its assets to meet redemptions. This is a fundamental policy which can only be changed by shareholders.

     Foreign Securities. The International NetNet Fund may invest all or substantially all of its total assets in the equity securities of foreign issuers, including companies domiciled in developing countries. The International NetNet Fund also may purchase foreign securities that are represented by American Depositary Receipts ("ADRs") listed on a domestic securities exchange or included in the NASDAQ National Market System, or foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System. The NetNet Fund may invest up to 25% of its assets in the equity securities of foreign issuers.

     Forward Foreign Currency Exchange Contracts. Each Fund may enter into forward foreign currency exchange contracts. A Fund may enter into these contracts in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between two foreign currencies in which portfolio securities are or may be denominated.

     Futures Contracts and Options. Each Fund may purchase and sell futures contracts on securities, currencies and indices. Neither Fund will commit more than 5% of its total assets to initial margin deposits on futures contracts. In addition, each Fund may write covered call options, purchase put options, purchase call options and write secured put options on securities, currencies, indices and futures contracts, as described in the Statement of Additional Information of each Fund.

     Liquidity Management. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if MCM, or Framlington in the case of the International NetNet Fund, determines that market conditions warrant, either Fund may also invest without limitation in high-quality, short-term money market instruments including, among other things, commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term securities issued by, or guaranteed by, the U.S. Government and its agencies or instrumentalities.

     Repurchase Agreements, Reverse Repurchase Agreements and When-Issued Securities. Each Fund may enter into repurchase agreements with banks and broker-dealers that have been approved by MCM, or Framlington in the case of the International NetNet Fund. Each Fund considers repurchase agreements that mature in more than seven days to be illiquid.

     In order to borrow funds for temporary purposes, each Fund may also engage in reverse repurchase agreements, i.e., selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price. In addition, in order to secure prices deemed advantageous at the time, each Fund may purchase securities on a when-issued or a delayed-delivery basis. A Fund will not enter into a when-issued or delayed-delivery transaction for speculative purposes but only in furtherance of its investment objective. Each Fund's when-issued or delayed-delivery purchase transactions will not exceed 25% of the value of the Fund's total assets absent unusual market conditions.

     Restricted or Illiquid Securities. Each Fund may invest up to 15% of its net assets in restricted or illiquid securities. Restricted securities are securities subject to legal or contractual restrictions on their resale.

     Securities Lending. Each Fund may lend securities in its portfolio representing up to 25% of total assets, taken at market value, to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash or liquid securities with market value at least equal (on a daily mark-to-market basis) to the current market value of the securities loaned.

     Portfolio Turnover Rate. The NetNet Fund intends to purchase and hold securities for long-term capital appreciation and does not expect to trade for short-term gain. The International NetNet Fund's portfolio turnover rate for the fiscal year ended June 30, 2001 was 105%. The NetNet Fund's portfolio turnover rate for the same period was 44%.

     Additional Investment Restrictions. In addition to the restrictions described above, each Fund has adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of the outstanding securities (as defined in the 1940 Act) of that Fund. These restrictions are set forth in the Statement of Additional Information for each Fund.

Risk Factors

     The International NetNet Fund and the NetNet Fund are subject to the following principal investment risks:

     Stock Market Risk. The value of the securities in which the Funds invest may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Funds' investments may decline if the particular companies the Funds invest in do not perform well.

     Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by MCM, or Framlington in the case of the International NetNet Fund, regardless of movements in the securities markets.

     Sector Risk. The Funds will invest significantly in companies engaged in Internet-related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Funds' shares may fluctuate more than shares of a fund investing in a broader range of securities.

     Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

     IPO Risk. Investments in initial public offerings may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. A Fund may lose all or part of its investments if the companies making their initial public offerings fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

     Derivatives Risk. Each Fund may suffer a loss from its use of options, futures contracts and other forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives can also significantly increase exposure to the credit risk of the derivative's counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

     Foreign Securities Risk. Investments by the Funds in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards. Additional foreign securities risk disclosure for the International NetNet Fund may be found in the Prospectus.





           [The rest of this page has intentionally been left blank.]

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                            AND FINANCIAL HIGHLIGHTS

Management's Discussion of Fund Performance

The Investment Environment

     The year ending June 30, 2001, was marked by a sharp deceleration in economic growth. One year ago, in June 2000, the National Association of Purchasing Management's (NAPM) Index, which provides a snapshot of the strength in industrial activity, stood at 52.1. The dividing line between an expansion and contraction in manufacturing activity is 50. By August 2000, the Index had fallen below 50, indicating a contraction in the manufacturing sector. After reaching a low of 41.2 in January, the Index has rebounded slightly, reaching
44.7 by June 2001. As the 12-month time period ended, therefore, manufacturing activity was continuing to contract.

     In contrast to the manufacturing sector, Gross Domestic Product (GDP), a measure of total economic activity, has remained positive although it has decelerated sharply. Real GDP (adjusted for inflation) rose by 1.32% between June 2000 and June 2001. This was a marked deceleration in growth from the 5.22% GDP increase posted for June 1999 through June 2000. Consumption, which accounts for approximately two-thirds of economic activity, has held up reasonably well. Construction activity has also been a source of strength. Business spending on equipment and software, however, moved from a 13.19% increase for the year ending June 30, 2000 to a 4.00% decline for the year ending June 30, 2001. As the economy slowed, inventory accumulation slowed as well, turning negative in the past two quarters. Net exports have also taken their toll on growth. While imports have fallen by 6.7% over the past year as the pace of domestic economic activity declined, exports have fallen even faster in response to the slowing of the global economy.

     The news on inflation over the past year has been more positive than the news on economic growth. As of June 2001, the Consumer Price Index (CPI) was 3.31% higher than June 2000. This is lower than the 3.67% CPI increase from June 1999 through June 2000.

     Whether the economy is or will be in a technical recession (two consecutive quarters of negative GDP growth), we will know with certainty only in hindsight. What is clear is that slowing economic growth has had a significant impact on the financial markets.

The Stock Market

     The decline in economic growth, with its negative impact on actual and anticipated corporate earnings, took a heavy toll on the stock market during the year ending June 30, 2001. While there is debate about whether the economy is in recession, there is no doubt that there is a profits recession. S&P 500 earnings for the second quarter of 2001 are expected to fall by 21.10%, compared to year-ago levels. By contrast, earnings for the second quarter of 2000 increased 12.64% versus year-earlier levels.

     For the year ending June 30, the S&P 500 Index generated a return of -14.83%. Even with this double-digit negative performance, six of the 10 sectors of the S&P 500 Index turned in a positive return. In fact, the financials and utilities sectors both earned returns of greater than 20%, while the materials sector earned a return of over 18%. The weakness in the S&P 500 Index came primarily from one sector: technology. With a 23.8% weight in the Index and a return of -52.77% for the year, the technology sector alone subtracted over 16 percentage points from the Index's return for the 12-month time period. Although telecommunications services also had a very weak return (-30.24%), its relatively small weight in the Index limited its impact on the performance of the S&P 500 Index.

     Across the capitalization ranges of the stock market, smaller company stocks had better relative performance than the larger-cap S&P 500 for the year. The S&P MidCap 400 Index generated a return of 8.87% while the S&P SmallCap 600 Index had an even stronger return of 11.12%.

     International stocks trailed the U.S. stock market. The MSCI EAFE Index, a widely followed benchmark for international stocks, posted a -23.63% return for the year ending June 30.

     The following paragraphs detail the performance of the Funds. Each Fund offers its shares to investors in more than one class. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of Class Y shares, net of Fund expenses. The Lipper Universes of Mutual Funds referred to below are compiled by Lipper Analytical Services, Inc. and categorized based on investment objectives.

MUNDER INTERNATIONAL NETNET FUND

Fund Manager: The Munder International NetNet Fund Team

     The Fund earned a return of -62.13% for the year ending June 30, 2001, relative to the -52.79% average return for the Lipper universe of science and technology mutual funds.

     During the second half of 2000, there were few bright spots in the Internet-related and technology segments of the global stock markets. One of the few positives was that the leaders among business-to-consumer (B2C) firms appeared to experience a strong holiday season. As 2000 ended, the Fund was defensively structured, with a focus on stocks that appeared to be best positioned to deliver superior earnings growth.

     The global nature of the Fund helped returns during the first quarter of 2001, helping to reduce the impact of negative earnings pre-announcements by U.S. technology companies. However, non-U.S. exposure held back returns during the second quarter as European technology demand declined and the continued weakness in semiconductor prices hindered the performance of semiconductor companies in the Asia Pacific region.

     We remain concerned about the levels of some international valuations in specific Internet-related and technology sectors, especially relative to earnings forecasts for 2002. However, in our view, overall valuation is becoming more attractive. We are maintaining the healthy cash position of the Fund with a view to selectively increasing positions. We are focused on companies with improving earnings visibility, strong technology franchises, sound funding and modest valuations.

MUNDER NETNET FUND

Fund Manager: The Munder NetNet Fund Team

     The Fund earned a return of -64.43% for the year ending June 30, 2001, relative to the -61.85% return for the Inter@active Week Internet Index and the -52.79% average return for the Lipper universe of science and technology funds. Compared to the Lipper universe, the Fund has earned above-average returns for the three-month time period ending June 30, 2001.

     The market environment for Internet-related stocks was a challenging one for three of the past four quarters. For the year ending June 30, 2001, the Inter@active Week Internet Index generated a return of -61.85% and the technology sector of the S&P 500 Index. Internet-related and technology stocks rebounded only in the second quarter of 2001, with the Inter@active Week Internet Index posting a 12.83% return, compared to the 12.46% return for the technology sector of the S&P 500 Index. These positive double-digit returns outpaced the 5.85% return for the S&P 500 Index for the second quarter.

     The Fund remains diversified across three segments of the Internet sector. One group of stocks consists of companies that engage in a broad range of technology applications, including but not limited to the Internet. A second group of companies is focused on activities that that enable the Internet actively by providing necessary hardware or services. A third set of companies consists of "pure" Internet companies that are directly involved in Internet activity.

     Because of volatile market conditions, some of the smaller companies in the Fund were sold during the last half of 2000, with the focus shifting to larger capitalization holdings. In our view, these larger companies are more likely to perform competitively and receive the greatest benefits from emerging technologies.

     Despite the shakeout among Internet companies, the growth of the Internet remains robust. Broadband penetration continues to grow strongly. DSL is now growing at 377% on a year-over-year basis, now covering 1.7 million households. Cable access to the Internet is up by 132% compared to year-ago levels, expanding to 3.8 million households. This is still relatively low penetration, which implies that there is significant potential for additional growth.

     We remain focused on companies that have a significant and identifiable market opportunity and the ability to leverage their business models through economies of scale. The Fund's largest holding as of June 30, 2001, was AOL Time Warner. We believe that the company is uniquely positioned to benefit from the convergence of new technology and the desire of consumers and businesses for speedier access to the Internet. Microsoft is another large holding in the Fund. The company has maintained its leadership position through the continued success of its current products and the launch of new products, such as Window XP and its .NET servers. Another holding in the Fund that dominates its marker niche is eBay, which is involved in online auctions. The three key drivers of eBay's business are the numbers of auctions, auction duration and average auction price. All three factors continue to exceed expectations. We anticipate that eBay's business model will continue to deliver profits as the company leverages its infrastructure to increase growth both in the U.S. and abroad.

          We believe that the dynamic growth and usage characteristics for technology and Internet-related companies are just beginning to unfold. In our view, there are many attractive investments to be found in this sector of the stock market.

     The following graphs represent the performance of each Fund through June 30, 2001 since the inception of its oldest class of shares. The chart following each line graph sets forth performance information and the growth of a hypothetical $10,000 investment for multiple classes of shares. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the charts and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of any investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

International NetNet Fund

                           CLASS Y SHARE HYPOTHETICAL
      --------------------------------------------------------------------
      A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT

[LINE GRAPH]

                                                              LIPPER SCIENCE &
                                                              TECHNOLOGY FUNDS
                           CLASS Y      MSCI WORLD INDEX           AVERAGE
                           -------      ----------------      ----------------
4/11/00                   10000.00          10000.00              10000.00
                           9480.00           9578.32               8659.00
                           8479.86           9337.00               7548.92
6/30/00                    8900.00           9652.69               8857.14
                           8210.00           9382.14               8398.34
                           8910.00           9688.52               9686.65
                           7810.00           9174.49               8723.80
                           6580.00           9021.92               7688.28
                           5110.00           8475.34               5647.81
                           4990.00           8613.64               5521.30
                           5460.00           8780.93               6039.20
                           4220.00           8039.82               4353.05
                           3480.00           7513.27               3610.42
                           3800.00           8070.49               4317.71
                           3730.00           7970.26               4133.34
6/30/01                    3370.06           7721.66               4079.61

                              GROWTH OF A $10,000 INVESTMENT
                     ------------------------------------------------
                                                               LIPPER
                                                          SCIENCE AND
                                                           TECHNOLOGY
CLASS AND                 WITH   WITHOUT           MSCI         FUNDS
INCEPTION DATE            LOAD      LOAD   WORLD INDEX#     AVERAGE**
---------------------------------------------------------------------
CLASS A -- 4/11/00      $3,166*  $ 3,350   $      7,722   $     4,079
CLASS B -- 4/11/00      $3,187+  $ 3,320   $      7,722   $     4,079
CLASS II -- 4/11/00     $3,254*+ $ 3,320   $      7,722   $     4,079
CLASS Y -- 4/11/00         N/A   $ 3,370   $      7,722   $     4,079

                                AVERAGE ANNUAL TOTAL RETURNS
                     --------------------------------------------------

                              ONE          ONE       SINCE        SINCE
CLASS AND                    YEAR         YEAR   INCEPTION    INCEPTION
INCEPTION DATE             W/LOAD   W/OUT LOAD      W/LOAD   W/OUT LOAD
-----------------------------------------------------------------------
CLASS A -- 4/11/00       (64.32)%+    (62.23)%   (60.98)%+     (59.14)%
CLASS B -- 4/11/00       (64.40)%+    (62.53)%   (60.77)%+     (59.44)%
CLASS II -- 4/11/00      (63.23)%*+   (62.49)%   (60.10)%*+    (59.44)%
CLASS Y -- 4/11/00            N/A     (62.13)%        N/A      (58.94)%
                      --------------------------------------------------

* Reflects the deduction of the maximum sales charge of 5.50% for Class A share or 1.00% for Class II shares, as applicable.

+ Based on the declining contingent deferred sales charge(CDSC) schedule as defined in the prospectus.

# The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index used to measure common stock price movement in developed countries. Index since inception comparative returns for the International NetNet Fund are as of 3/31/00. The S&P 500 Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market.

** The Lipper Science and Technology Funds Average represents the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for the International NetNet Fund are as of 3/31/00.

NetNet Fund

                                CLASS A SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT

[LINE GRAPH]

                     CLASS A - 5.5% FRONT-                                                   INTER@CTIVE WEEK
                           END LOAD             S&P 500 INDEX        RUSSELL 2000 INDEX       INTERNET INDEX
                     ---------------------      -------------        ------------------      ----------------
8/19/96                     9450.00                10000.00              10000.00               10000.00
                            9714.60                10210.90              10000.00               10086.00
                           11793.60                10785.60              10391.00               11546.00
                           12190.50                11083.00              10231.00               10992.00
                           12322.80                11920.80              10652.00               12055.00
                           12248.15                11684.60              10931.00               11083.00
                           12073.32                12414.70              11150.00               11799.00
                           11210.54                12512.00              10879.00                9728.00
                            9902.66                11997.90              10366.00                8908.00
                           10290.11                12714.20              10395.00                8957.00
                           12392.73                13488.20              11552.00               11217.00
6/30/97                    12392.73                14092.50              12047.00               10824.00
                           14193.43                15213.90              12607.20               12667.30
                           14271.48                14361.60              12895.90               12292.40
                           16335.08                15148.10              13839.90               12943.90
                           16567.08                14642.20              13232.30               12085.70
                           16151.18                15320.00              13146.30               11847.60
                           15973.52                15583.00              13376.40               11662.80
                           16816.94                15755.40              13165.00               12357.90
                           18525.59                16891.70              14137.90               13634.50
                           20211.38                17756.70              14720.40               13944.00
                           21177.54                17935.30              14801.30               14598.60
                           19682.37                17626.80              14003.50               14226.60
6/30/98                    23201.64                18342.80              14033.00               17177.30
                           22514.81                18146.60              12897.70               17177.30
                           17075.21                15522.90              10393.00               13625.00
                           19942.15                16517.30              11206.70               16762.80
                           20909.35                17860.80              11664.00               17912.80
                           27238.68                18943.40              12275.20               22326.50
                           31615.92                20034.90              13035.00               28736.40
                           42558.17                20872.40              13208.40               35644.60
                           40396.20                20223.20              12138.50               32739.60
                           48721.84                21032.20              12327.80               41091.50
                           51372.28                21846.10              13432.40               44666.40
                           45074.04                21330.50              13628.50               40012.20
6/30/99                    50253.21                22514.40              14244.50               42052.80
                           44735.45                21812.00              13854.20               37422.80
                           45643.50                21702.90              13341.60               39896.40
                           48509.97                21108.00              13344.30               43447.20
                           53220.23                22443.70              13399.00               47883.20
                           64657.28                22900.00              14198.90               58848.40
                           87158.01                24248.80              15806.20               77091.50
                           86321.31                23030.60              15551.80               71772.20
                          107409.65                22594.60              18119.40               84483.00
                           98892.36                24805.00              16925.30               83562.10
                           79093.85                24058.60              15906.40               68880.30
                           66082.91                23565.00              14979.00               56654.00
6/30/00                    79871.10                24145.80              16285.20               23177.00
                           75673.96                23768.40              15760.80               22750.50
                           85436.87                25244.70              16963.40               26213.20
                           74441.17                23912.00              16464.60               23515.80
                           61793.06                23810.90              15730.30               20538.70
                           42148.86                23710.20              14114.80               14759.10
                           39897.25                21840.80              15327.30               13084.00
                           43883.53                21947.70              16125.80               14550.70
                           30626.57                22726.30              15068.00               10069.10
                           23641.96                20654.20              14331.10                7837.77
                           28570.24                19345.70              15451.90                9342.62
                           28237.10                20849.10              15832.00                9147.36
6/30/01                    28318.83                20988.80              16392.40                8842.75

                                 GROWTH OF A $10,000 INVESTMENT
                      ---------------------------------------------------------
                                                                    INTER@CTIVE
                                                                           WEEK
CLASS AND                 WITH      WITHOUT              RUSSELL       INTERNET
INCEPTION DATE            LOAD         LOAD   S&P 500#     2000#         Index#
-------------------------------------------------------------------------------
CLASS A -- 8/19/96   $  28,319*   $  29,961  $  20,989   $ 16,392      $ 25,410
CLASS B -- 6/1/98    $  14,128+   $  14,428  $  11,702   $ 11,705      $ 17,861
CLASS C -- 11/3/98         N/A    $  12,952  $  11,751   $ 13,353      $  8,843
CLASS Y -- 6/1/98          N/A    $  14,908  $  11,702   $ 11,705      $ 17,861

                                 AVERAGE ANNUAL TOTAL RETURNS
                -----------------------------------------------------------

                             ONE           ONE       SINCE           SINCE
CLASS AND                   YEAR          YEAR   INCEPTION       INCEPTION
INCEPTION DATE            W/LOAD    W/OUT LOAD      W/LOAD      W/OUT LOAD
---------------------------------------------------------------------------
CLASS A -- 8/19/96       (66.50)%*      (64.54)%     23.85%*         25.30%
CLASS B -- 6/1/98        (66.55)%+      (64.80)%     11.86%+         12.63%
CLASS C -- 11/3/98       (65.14)%+      (64.79)%       N/A           10.25%
CLASS Y -- 6/1/98           N/A         (64.43)%       N/A           13.84%
                -----------------------------------------------------------

* Reflects the deduction of the maximum sales charge of 5.50% for Class A share or 1.00% for Class II shares, as applicable.

+ Based on the declining contingent deferred sales charge(CDSC) schedule as defined in the prospectus.

# The S&P 500 Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. publicly traded companies. The Inter @ctive Week Internet Index is a modified capitalization-weighted index of companies involved with providing digital interactive services, de-veloping and marketing digital interactive software, and manufacturing digital interactive hardware. The NetNet Fund has changed its pri -mary index from the Russell 2000 Index to the S&P 500 Index which better represents the market in which the Fund invests. Index since in -ception comparative returns for Class A, Class B, Class C, and Class Y shares of the NetNet Fund are as of 8/31/96, 5/31/98, 10/31/98, and 5/31/98, respectively.

Financial Highlights


The financial highlights table is intended to help shareholders understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, independent auditors. The independent auditor's report, along with each Fund's financial statements, are included in the annual reports of the Funds, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual reports without charge by calling (800) 438-5789.

                                                                           International NetNet Fund(a)
                                                   -----------------------------------------------------------------------
                                                      Year      Period          Year      Period          Year      Period
                                                     Ended      Ended          Ended      Ended          Ended      Ended
                                                   6/30/01(c) 6/30/00(c)     6/30/01(c) 6/30/00(c)     6/30/01(c) 6/30/00(c)
                                                    Class A    Class A        Class B    Class B        Class II   Class II
                                                   ---------- ----------     ---------- ----------     ---------- ----------
Net asset value, beginning of period..............  $  8.87    $  10.00       $  8.86    $  10.00       $  8.85    $ 10.00
                                                    -------    --------       -------    --------       -------    -------
Income from investment operations:
Net investment loss...............................    (0.12)      (0.01)        (0.16)      (0.03)        (0.16)     (0.03)
Net realized and unrealized loss on investments...    (5.40)      (1.12)        (5.38)      (1.11)        (5.37)     (1.12)
                                                    -------    --------       -------    --------       -------    -------
Total from investment operations..................    (5.52)      (1.13)        (5.54)      (1.14)        (5.53)     (1.15)
                                                    -------    --------       -------    --------       -------    -------
Net asset value, end of period....................  $  3.35    $   8.87       $  3.32    $   8.86       $  3.32    $  8.85
                                                    =======    ========       =======    ========       =======    =======
Total return (b)..................................   (62.23)%    (11.30)%      (62.53)%    (11.40)%      (62.49)%   (11.50)%
                                                    =======    ========       =======    ========       =======    =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)..............  $57,756    $198,055       $53,904    $159,509       $21,409    $73,581
Ratio of operating expenses to average net assets.     2.63%       2.08%(d)      3.38%       2.83%(d)      3.38%      2.83%(d)
Ratio of net investment loss to average net assets    (1.98)%     (0.60)%(d)    (2.73)%     (1.35)%(d)    (2.73)%    (1.35)%(d)
Portfolio turnover rate...........................      105%          6%          105%          6%          105%         6%
Ratio of operating expenses to average net assets
 without expenses reimbursed......................     2.63%       2.08%(d)      3.38%       2.83%(d)      3.38%      2.83%(d)

--------------------------------------------------------------------------------
(a)The Munder International NetNet Fund Class A Shares, Class B Shares and
   Class II Shares commenced operations on April 11, 2000.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

                                                                                        International NetNet Fund(a)
                                                                              --------------------------------------------
                                                                                 Year      Period         Year      Period
                                                                                Ended      Ended         Ended      Ended
                                                                              6/30/01(c) 6/30/00(c)    6/30/01(c) 6/30/00(c)
                                                                               Class K    Class K       Class Y    Class Y
                                                                              ---------- ----------    ---------- ----------
Net asset value, beginning of period.........................................  $  8.88    $ 10.00       $  8.90    $ 10.00
                                                                               -------    -------       -------    -------
Income from investment operations:
Net investment loss..........................................................    (0.11)     (0.01)        (0.10)     (0.01)
Net realized and unrealized loss on investments..............................    (5.42)     (1.11)        (5.43)     (1.09)
                                                                               -------    -------       -------    -------
Total from investment operations.............................................    (5.53)     (1.12)        (5.53)     (1.10)
                                                                               -------    -------       -------    -------
Net asset value, end of period...............................................  $  3.35    $  8.88       $  3.97    $  8.90
                                                                               =======    =======       =======    =======
Total return(b)..............................................................   (62.27)%   (11.20)%      (62.13)%   (11.00)%
                                                                               =======    =======       =======    =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).........................................  $ 8,322    $11,332       $ 1,867    $ 5,088
Ratio of operating expenses to average net assets............................     2.63%      2.08%(d)      2.38%      1.83%(d)
Ratio of net investment loss to average net assets...........................    (1.98)%    (0.60)%(d)   (1.763)%    (0.35)%(d)
Portfolio turnover rate......................................................      105%         6%         1.05%         6%
Ratio of operating expenses to average net assets without expenses reimbursed     2.63%      2.08%(d)      2.38%      1.83%(d)

--------------------------------------------------------------------------------
(a)The Munder International NetNet Fund Class K and Class Y Shares each commenced operations on April 11, 2000.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

                                                                                         NetNet Fund(a)
                                                                   -----------------------------------------------------
                                                                    Year        Year          Year       Year     Period
                                                                    Ended       Ended        Ended       Ended     Ended
                                                                   6/30/01     6/30/00     6/30/99(c)   6/30/98   6/30/97
                                                                   Class A     Class A      Class A     Class A   Class A
                                                                   --------   ----------   ----------   -------   -------
Net asset value, beginning of period.............................. $  70.03   $    44.36   $    20.68   $ 12.79   $10.00
                                                                   --------   ----------   ----------   -------   ------
Income from investment operations:
Net investment loss...............................................    (0.61)       (0.65)       (0.35)    (0.04)   (0.04)
Net realized and unrealized loss on investments...................   (44.30)       26.59        24.22     10.13     3.15
                                                                   --------   ----------   ----------   -------   ------
Total from investment operations..................................   (44.91)       25.94        23.87     10.09     3.11
                                                                   --------   ----------   ----------   -------   ------
Less distributions:
Distributions from net realized gains.............................    (0.47)       (0.27)       (0.19)    (2.20)   (0.32)
                                                                   --------   ----------   ----------   -------   ------
Total distributions...............................................    (0.47)       (0.27)       (0.19)    (2.20)   (0.32)
                                                                   --------   ----------   ----------   -------   ------
Net asset value, end of period.................................... $  24.65   $    70.03   $    44.36   $ 20.68   $12.79
                                                                   ========   ==========   ==========   =======   ======
Total return (b)..................................................   (64.54)%      58.91%      116.57%    87.23%   31.14%
                                                                   ========   ==========   ==========   =======   ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............................. $826,510   $3,144,518   $1,130,558   $17,147   $1,459
Ratio of operating expenses to average net assets.................     1.86%        1.66%        1.59%     1.35%    1.48%(d)
Ratio of net investment loss to average net assets................    (1.36)%      (1.20)%      (0.92)%   (0.60)%  (0.48%)(d)
Portfolio turnover................................................       44%          21%          22%      165%     195%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................     1.86%        1.66%        1.59%     2.12%    4.57%(d)

--------------------------------------------------------------------------------
(a)The Munder NetNet Fund Class A Shares commenced operations on August 19,
   1996.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

                                                                            NetNet Fund(a)
                                        ----------------------------------------------------------------------------------
                                         Year         Year          Year      Period       Year        Year         Period
                                         Ended        Ended        Ended       Ended       Ended       Ended        Ended
                                        6/30/01      6/30/00     6/30/99(c)   6/30/98     6/30/01     6/30/00     6/30/99(c)
                                        Class B      Class B      Class B     Class B     Class C     Class C      Class C
                                        --------    ----------   ----------   -------     --------   ----------   ----------
Net asset value, beginning of period...   $68.98    $    44.03   $    20.68   $17.07      $  69.03   $    44.05    $  19.03
                                        --------    ----------   ----------   ------      --------   ----------    --------
Income from investment operations:
Net investment loss....................    (1.07)        (1.00)       (0.63)   (0.01)        (1.14)       (0.95)      (0.44)
Net realized and unrealized loss on
 investments...........................   (43.34)        26.22        24.17     3.62        (43.30)       26.20       25.65
                                        --------    ----------   ----------   ------      --------   ----------    --------
Total from investment operations.......   (44.41)        25.22        23.54     3.61        (44.44)       25.25       25.21
                                        --------    ----------   ----------   ------      --------   ----------    --------
Less distributions:
Distributions from net realized gains..    (0.47)        (0.27)       (0.19)       -         (0.47)       (0.27)      (0.19)
                                        --------    ----------   ----------   ------      --------   ----------    --------
Total distributions....................    (0.47)        (0.27)       (0.19)       -         (0.47)       (0.27)      (0.19)
                                        --------    ----------   ----------   ------      --------   ----------    --------
Net asset value, end of period.........   $24.10    $    68.98   $    44.03   $20.68      $  24.12   $    69.03    $  44.05
                                        ========    ==========   ==========   ======      ========   ==========    ========
Total return (b).......................   (64.80)%       57.71%      114.97%   20.91%       (64.79)%      57.73%     133.26%
                                        ========    ==========   ==========   ======      ========   ==========    ========
Ratios to average net assets/
 supplemental data:
Net assets, end of period (in 000's)... $994,140    $3,540,687   $1,265,595   $6,443      $464,624   $1,776,014    $556,828
Ratio of operating expenses to average
 net assets............................     2.61%.        2.41%        2.34%    2.29%(d)      2.61%        2.41%       2.34%(d)
Ratio of net investment loss to average
 net assets............................    (2.11)%       (1.95)%      (1.67)%  (1.27)%(d)    (2.11)%      (1.95)%     (1.66)%(d)
Portfolio turnover.....................       44%           21%          22%     165%           44%          21%         22%
Ratio of operating expenses to average
 net assets without expenses
 reimbursed............................     2.61%         2.41%        2.34%    2.60%(d)      2.61%        2.41%       2.34%(d)

--------------------------------------------------------------------------------
(a)The Munder NetNet Fund Class B Shares and Class C Shares commenced operations on June 1, 1998 and November 3, 1998, respectively.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

                                                                                            NetNet Fund(a)
                                                                              -------------------------------------
                                                                               Year      Year        Year    Period
                                                                               Ended     Ended      Ended     Ended
                                                                              6/30/01   6/30/00   6/30/99(c) 6/30/98
                                                                              Class Y   Class Y    Class Y   Class Y
                                                                              -------   -------   ---------- -------
Net asset value, beginning of period......................................... $ 70.56   $ 44.57    $ 20.69   $17.07
                                                                              -------   -------    -------   ------
Income from investment operations:
Net investment loss..........................................................   (0.45)    (0.55)     (0.20)   (0.01)
Net realized and unrealized gain/(loss) on investments.......................  (44.73)    26.81      24.27     3.63
                                                                              -------   -------    -------   ------
Total from investment operations.............................................  (45.18)    26.26      24.07     3.62
                                                                              -------   -------    -------   ------
Less distributions:
Distributions from net realized gains........................................   (0.47)    (0.27)     (0.19)      --
                                                                              -------   -------    -------   ------
Total distributions..........................................................   (0.47)    (0.27)     (0.19)      --
                                                                              -------   -------    -------   ------
Net asset value, end of period............................................... $ 24.91   $ 70.56    $ 44.57   $20.69
                                                                              =======   =======    =======   ======
Total return (b).............................................................  (64.43)%   59.35%    117.49%   20.97%
                                                                              =======   =======    =======   ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)......................................... $ 8,037   $28,834    $12,672   $5,240
Ratio of operating expenses to average net assets............................    1.61%     1.41%      1.34%    1.30%(d)
Ratio of net investment loss to average net assets...........................   (1.11)%   (0.95)%    (0.70)%  (0.38)%(d)
Portfolio turnover rate......................................................      44%       21%        22%     165%
Ratio of operating expenses to average net assets without expenses reimbursed    1.61%     1.41%      1.34%    1.62%(d)

--------------------------------------------------------------------------------
(a)The Munder NetNet Fund Class Y Shares commenced operations on June 1, 1998.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

HOW TO PURCHASE, SELL AND EXCHANGE SHARES

Purchasing Shares

Who May Purchase Shares

     Class A and Class II shares of the Funds are sold at the net asset value ("NAV") next determined after a purchase order is received in proper form plus any applicable sales charge. Please see "Summary Comparison of Fees and Expenses" for information about sales charges.

     Class B, Class C, Class K, and Class Y shares of the Funds are sold at NAV next determined after a purchase order is received in proper form.

     Customers (and their immediate family members) of banks and other financial institutions that have entered into agreements with us to provide shareholder services for customers may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations.

     The following persons may purchase Class Y shares of the Funds:

     o    fiduciary and discretionary accounts of institutions;

     o institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);

     o directors, trustees, officers and employees of the Munder Funds, MCM and the Funds' distributor;

     o    MCM's investment advisory clients; and

     o    family members of employees of MCM.


     Broker-dealers or financial advisors (other than the Funds' distributor) may charge you additional fees for shares you purchase through them.

Policies for Purchasing Shares

     Investment minimums. The minimum initial investment for Class A, Class B, Class C and Class II shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts ("IRAs"), 403(b), Uniform Gifts to Minors Act ("UGMA") and Uniform Transfers to Minors Act ("UTMA") accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. For those investors who use the Automatic Investment Plan ("AIP"), the minimum initial and subsequent investment per Fund is $50. We reserve the right to deduct a $6 quarterly fee for all AIP accounts that cease contributions before reaching the applicable account minimum. Before imposing any such fee we will provide you with 30 days' advance written notice.

     Investment minimums for Class A, Class B, Class C and Class II shares do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services. We reserve the right to waive any investment minimum. If you wish to invest more than $250,000, you must purchase Class A or Class C shares.

     The minimum initial investment for Class Y shares by fiduciary and discretionary accounts of institutions and by institutional investors is $500,000. Other investors are not subject to any minimum. There is no minimum for subsequent investments.

     There is no minimum initial or subsequent investment for Class K shares. All Class K share purchases are effected through a customer's account at a financial institution. Confirmations of share purchases will be sent to the financial institution involved. Financial institutions (or their nominees) will normally be the holders of record of Fund shares acting on behalf of their customers, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers.

     Accounts below minimums. If your investment in Class A, Class B, Class C or Class II shares of a Fund does not meet the applicable account minimum, you may increase your balance to that level or that Fund account may be charged a quarterly servicing fee of $6, which includes the cost of any applicable CDSC on shares redeemed to pay the fee. The servicing fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee. We also reserve the right, upon 30 days' advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below the applicable new minimum.

Timing of orders

     Purchase orders must be received by the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time). Purchase orders received after that time will be accepted as of the next business day.

Methods for Purchasing Shares

     You may purchase Class A, Class B, Class C and Class II shares:

     o By Broker and/or Financial Advisor. Any broker or financial advisor authorized by the Funds' distributor can sell you shares of the Funds. Please note that brokers or financial advisors may charge you fees for their services.

     o By Mail. You may open an account by completing, signing and mailing an account application form and send a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to: The Munder

          Funds, c/o PFPC Inc., P.O. Box 9701, Providence, RI 02940, or by overnight delivery, to The Munder Funds, c/o PFPC Inc., 4400 Computer Drive, Westborough, MA 01581. Be sure to specify on your account application form the class of shares being purchased. If the class is not specified, your purchase will automatically be invested in Class A shares. For additional investments, send a letter identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment such as temporary checks, credit cards or third-party checks.

     o By Wire. To open a new account, you should call the Funds at (800) 438-5789 to obtain an account number and complete wire instructions prior to wiring any funds. Within seven days of purchase, you must send a completed account application form containing your certified taxpayer identification number to the Funds' transfer agent at The Munder Funds, c/o PFPC Inc., P.O. Box 9701, Providence, RI 02940, or by overnight delivery, to The Munder Funds, c/o PFPC Inc., 4400 Computer Drive, Westborough, MA 01581. Wire instructions must state the Fund name, share class, your registered name and your account number. Your bank wire should be sent through the Federal Reserve Bank Wire System to:

               Boston Safe Deposit and Trust Company
               Boston, MA
               ABA# 011001234
               DDA# 16-798-3
               Account No.:

     You may make additional investments in Class A, Class B, Class C or Class II shares at any time using the wire procedures described above. Note that banks may charge fees for transmitting wires.

     You may purchase Class A, Class B, Class C or Class II shares through the Automatic Investment Plan. You may purchase shares through the Reinstatement Privilege.

     You may purchase Class K shares through selected banks or other financial institutions.

     You may purchase Class Y shares through the Funds' transfer agent, through the Funds' distributor or through arrangements with a broker-dealer, financial advisor or other financial institution. Class Y shares purchased through a broker-dealer, financial advisor or other financial institution should be purchased through procedures established with that institution. Confirmations of share purchases will be sent to the institution. In addition, Class Y shares may be purchased by mail or by wire, in accordance with the instructions above for opening a new account by mail or by wire. You may also purchase Class Y shares through the Automatic Investment Plan.

Exchanging Shares

Policies for Exchanging Shares

     o You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs. You may exchange Class II or Class C shares of a Fund for Class II or Class C shares, respectively, of other Munder Funds based on their relative NAVs.

     o Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

     o You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange. If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange. A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

     o Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker or calling the Munder Funds at (800) 438-5789.

     o Brokers or financial advisors may charge you a fee for handling exchanges.

     o We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Methods for Exchanging Shares

     Exchanges By Telephone. You may give exchange instructions by telephone to the Funds at (800) 438-5789. You may not exchange shares by telephone if you hold share certificates. We reserve the right to reject any telephone exchange request and to place restrictions on telephone exchanges.

     Exchanges By Mail. You may send exchange requests to your broker, to your financial advisor or you may send them directly to the Funds' transfer agent at The Munder Funds, c/o PFPC Inc., P.O. Box 9701, Providence, RI 02940, or by overnight delivery, to The Munder Funds, c/o PFPC Inc., 4400 Computer Drive, Westborough, MA 01581.

Redeeming Shares

Redemption Price

     We will redeem shares at the NAV next determined after we receive the request in proper form. We will reduce the amount you receive by the amount of any applicable CDSC and short-term trading fee.

     If you redeem Class A, Class B, Class C or Class II shares of the International NetNet Fund or the NetNet Fund within 60 days of purchase, you will incur a 2% short-term trading fee upon redemption based on assets at the time of redemption. The short-term trading fee also applies when shares are redeemed by exchange to another Munder Fund. The short-term trading fee is paid directly to the Funds to offset the costs of buying and securities and is intended to protect existing shareholders. The fee, which discourages short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders. The Funds reserve the right to waive the short-term trading fee in certain limited circumstances.

     Please see "How to Purchase, Sell and Exchange Shares -- Distribution Arrangements" below for information about CDSCs.

Policies for Redeeming Shares

     Class A, Class B, Class C or Class II shares. For your protection, a medallion signature guarantee is required for the following shares redemption requests:

     o    redemption proceeds greater than $50,000;

     o redemption proceeds not being made payable to the record owner of the account;

     o redemption proceeds not being mailed to the address of record on the account;

     o if the redemption proceeds are being transferred to another Munder Fund account with a different registration;

     o    change in ownership or registration of the account; or

     o    changes to banking information without a voided check being supplied.

     When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

     A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges Medallion Program ("SEMP") and New York Stock Exchange, Inc. Medallion Signature Program ("NYSE MSP"). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

     Class K and Class Y shares. Shares held by an institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

     If we receive a redemption order for a Fund before 4:00 p.m. (Eastern time), we will normally wire payment to the redeeming institution on the next business day.

Methods for Redeeming Shares

     Class A, Class B, Class C or Class II shares. You may redeem Class A, Class B, Class C or Class II shares of the Funds in several ways:

     o By Mail. You may mail your redemption request to: The Munder Funds, c/o PFPC Inc., P.O. Box 9701, Providence, RI 02940, or by overnight delivery, to The Munder Funds, c/o PFPC Inc., 4400 Computer Drive, Westborough, MA 01581. The redemption request should state the name of the Fund, share class, account number, amount of redemption, account name and where to send the proceeds. All account owners must sign.

     o By Telephone. You can redeem your shares by contacting your broker or your financial advisor, or by calling the Funds at (800) 438-5789. There is no minimum requirement for telephone redemptions.

     If you are redeeming at least $1,000 of shares and you have authorized expedited redemption on your account application form, simply call the Funds prior to 4:00 p.m. (Eastern time), and request the redemption proceeds be wired to the commercial bank, registered broker-dealer or financial advisor you designated on your account application form. We will send your redemption proceeds to you on the next business day. We reserve the right at any time to change or impose fees for this expedited redemption procedure.

     During periods of unusual economic or market activity, you may experience difficulties or delays in effecting telephone redemptions. In such cases you should consider placing your redemption request by mail.

     You may redeem shares through the Systematic Withdrawal Plan.

     Class K and Class Y shares. You may redeem Class K and Class Y shares of the Funds through your bank or other financial institution.

Additional Policies for Purchases, Exchanges and Redemptions

     All Share Classes

     o We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

     o The Funds reserve the right to reject any purchase order, including exchanges from other Munder Funds.

     o At any time, the Funds may change any of their purchase, redemption or exchange practices, and may suspend the sale of their shares.

     o The Funds may delay sending redemption proceeds for up to seven days, or longer if permitted by the SEC.

     o We will typically send redemption amounts to you within seven business days after you redeem shares. We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

     o    To limit the Funds' expenses, we no longer issue share certificates.

     o    A Fund may temporarily stop redeeming shares if:

          o    the NYSE is closed;

          o    trading on the NYSE is restricted;

          o an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

          o    if the SEC orders the Fund to suspend redemptions.

     o If accepted by a Fund, investors may purchase shares of the Fund with securities which the Fund may hold. MCM, or Framlington in the case of the International NetNet Fund, will determine if the securities are consistent with the Fund's objectives and policies. If accepted, the securities will be valued the same way the Fund values portfolio securities it already owns. Call the Funds at (800) 438-5789 for more information.

     o The Funds reserve the right to make payment for redeemed shares wholly or in part by giving the redeeming shareholder portfolio securities. The shareholder may pay transaction costs to dispose of these securities.

     o We record all telephone calls for your protection and take measures to identify the caller. As long as the Funds' transfer agent takes reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the transfer agent will be held responsible for any losses resulting from unauthorized transactions.

     o If you purchased shares directly from the Funds, the Funds' transfer agent will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker or other investment professional, account activity will be detailed in their statements to you.

     o The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the Fund's view, is likely to engage in excessive trading or any order considered market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable.

          Additionally, in no event will any Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. Exchanges among the Munder Money Market Funds are exempt from this policy.

     Class K and Class Y shares

     o For Class Y shares, we may redeem your account if its value falls below $2,500 upon 30 days' advance written notice.

     o With regard to Class K and Class Y shares, financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

Shareholder Privileges

     Automatic Investment Plan ("AIP"). Under the AIP you may arrange for periodic investments in Class A, Class B, Class C, Class II or Class Y shares of a Fund through automatic deductions from a checking or savings account. To enroll in the AIP you should complete the AIP application form or call the Funds at (800) 438-5789. The minimum pre-authorized investment amount is $50. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

     Reinstatement Privilege. For 60 days after you sell Class A, Class B, Class C or Class II shares of any Munder Fund, you may reinvest your redemption proceeds in shares of the same class of the SAME Fund at NAV. Any CDSC you paid on the amount you are reinvesting will be credited to your account. You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial advisor must notify the Funds' transfer agent in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

     Systematic Withdrawal Plan ("SWP"). If you have an account value of $2,500 or more in Class A, Class B, Class C or Class II shares of a Fund, you may redeem shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in the SWP by completing the SWP application form available through the Funds' transfer agent. To participate in the SWP you must have your dividends automatically reinvested and may not hold share certificates. You may change or cancel the SWP at any time upon notice to the Funds' transfer agent. You should not buy Class A shares (and pay a sales charge) while you participate in the SWP and you must pay any applicable CDSC when you redeem shares.

Distribution Arrangements

Share Class Selection

     The Funds offer Class A, Class B, Class C and Class II shares. Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase and the intended length of your investment. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.

     Class A shares
     o Front end sales charge. There are several ways to reduce these sale charges.

     o    Lower annual expenses than Class B, Class C and Class II shares.

     Class B shares
     o No front end sales charge. All your money goes to work for you right away.

     o    A CDSC on shares you sell within six years of purchase.

     o    Higher annual expenses than Class A shares.

     o Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of a Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically six years after issuance of the original purchase.

     o    CDSC is waived for certain redemptions.

     Class C shares
     o No front end sales charge. All your money goes to work for you right away.

     o    A CDSC on shares you sell within one year of purchase.

     o    Higher annual expenses than Class A shares.

     o    Shares do not convert to another class.

     Class II shares

     o    Front end sales charge.

     o    A CDSC on shares you sell within eighteen months of purchase.

     o    Shares do not convert to another class.

     o    Higher annual expenses than Class A shares.

     Each Fund also issues Class K and Class Y shares, which have different sales charges, expense levels and performance. Please see "How to Purchase, Sell and Exchange Shares--Purchasing Shares -- Who May Purchase Shares" above for further information on eligible investors of Class K and Class Y shares. Class K shares carry no sales charges, have no conversion feature and have annual expenses similar to those of Class A shares. Class Y shares carry no sales charges, have no conversion feature and have lower annual expenses than other share classes.

Applicable Sales Charge--Class A Shares

     You can purchase Class A shares at NAV plus an initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:

                                              Sales Charge
                                           as a Percentage of
                                     -------------------------------    Dealer Reallowance
                                        Your                            as a Percentage of
        Amount of Purchase           Investment    (Net Asset Value)      Offering Price
        ------------------           ----------    -----------------    ------------------
Less than $25,000                       5.50%            5.82%                 5.00%
$25,000 but less than $50,000           5.25%            5.54%                 4.75%
$50,000 but less than $100,000          4.50%            4.71%                 4.00%
$100,000 but less than $250,000         3.50%            3.63%                 3.25%
$250,000 but less than $500,000         2.50%            2.56%                 2.25%
$500,000 but less than $1,000,000       1.50%            1.52%                 1.25%
$1,000,000 or more                      None*            None*             (see below)**

-----------------
* No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.

** The distributor will pay a 1% commission to dealers and other entities (as permitted by applicable Federal and state law) who initiate and are responsible for purchases of $1 million or more.

Sales Charge Waiver--General

We will waive the initial sales charge on Class A shares for the following types of purchasers:

          1. individuals with an investment account or relationship with MCM;

          2. full-time employees and retired employees of MCM or its affiliates, employees of the Funds' service providers and immediate family members of such persons;

          3. registered broker-dealers or financial advisors that have entered into selling agreements with the distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

          4. certain qualified employee benefit plans as described below;

          5. individuals who reinvest distributions from a qualified retirement plan managed by MCM;

          6. individuals who reinvest the proceeds of redemptions from Class Y shares of another Munder Fund, within 60 days of redemption;

          7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers);

          8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients;

          9. employer sponsored retirement plans which are administered by Universal Pensions, Inc. (UPI Plans) which meet the criteria described below under "Sales Charge Waivers--Qualified Employer Sponsored Retirement Plans"; and

          10. employer sponsored 401(k) plans that are administered by Merrill Lynch Group Employee Services (Merrill Lynch Plans) which meet the criteria described below under "Sales Charge
               Waivers--Qualified Employer Sponsored Retirement Plans."

Sales Charge Waivers--Qualified Employer Sponsored Retirement Plans

     Qualified Sponsored Retirement Plans and UPI Plans. We will waive the initial sales charge on purchases of Class A shares by: (i) employer sponsored retirement plans that are qualified under Section 401(a) or Section 403(b) of the Internal Revenue Code of 1986, as amended (each, a Qualified Employee Benefit Plan) and (1) that invest $1,000,000 or more in Class A shares offered by the Munder Funds, (2) that have at least 75 eligible plan participants or (3) for which certain types of shareholder services are provided to plan participants pursuant to an agreement with the Munder Funds; and (ii) UPI Plans for employees participating in an employer-sponsored or administered retirement program operating under Section 408A of the Internal Revenue Code. In addition, we will waive the CDSC of 1% charged on certain redemptions within one year of purchase for such accounts. These sales charge waivers do not apply to Simplified Employee Pension Plans ("SEPs") or Individual Retirement Accounts ("IRAs"). Sales charge waivers for Merrill Lynch Plans are described below.

     The distributor will pay a 1% commission to dealers and other entities (as permitted by applicable Federal and state law) who initiate and are responsible for purchases that meet the above criteria.

     Merrill Lynch Plans. We will waive the initial sales charge on purchases of Class A shares and the CDSC of 1% for certain redemptions within one year of purchase for all investments by Merrill Lynch Plans if:

     (i) the Plan's recordkeeper on a daily valuation basis is Merrill Lynch Group Employee Services ("Merrill Lynch") and, on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Services Agreement between Merrill Lynch and a Fund's distributor and in funds advised or managed by MLAM (collectively, the Applicable Investments); or

     (ii) the Plan's recordkeeper on a daily valuation basis is an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

     (iii)the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

     The distributor will pay a 1% commission to dealers and other entities (as permitted by Federal and state law) who initiate and are responsible for purchases that meet the above criteria.

     For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions

     You may qualify for reduced sales charges in the following cases:

     Letter of Intent. If you intend to purchase at least $25,000 of Class A shares of the Funds, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds' transfer agent that you have a Letter of Intent each time you make an investment.

     You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds' custodian will hold such amount in escrow. The Funds' custodian will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

     Quantity Discounts. You may combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse, your children under age 21 and your IRA when calculating the sales charge. You must notify your broker, your financial advisor or the Funds' transfer agent to qualify.

     Right of Accumulation. You may add the value of any other Class A shares of non-money market Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You must notify your broker, your financial advisor or the Funds' transfer agent to qualify.

     Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker prior to purchasing the Funds' shares.

     For further information on sales charge reductions, call (800) 438-5789.

Applicable Sales Charge--Class II Shares

     You can purchase Class II shares at the NAV plus an initial sales charge. The current sales charge rates and commissions paid to selected dealers are as follows:

                  Sales Charge as a Percentage of
                  -------------------------------       Dealer Reallowance as
                Your Investment    Net Asset Value         a Percentage of
                       %                  %              the Offering Price %
              --------------------------------------   -----------------------
                     1.00               1.10                     1.00

CDSC

     You pay a CDSC when you redeem:

     o Class A shares that were bought without paying a front-end sales charge as part of an investment of at least $1 million within one year of buying them;

     o    Class B shares within six years of buying them;

     o    Class C shares within one year of buying them;

     o    Class II shares within eighteen months of buying them.

     These time periods include the time you held Class B, Class C or Class II shares of another Munder Fund which you may have exchanged for Class B, Class C or Class II shares of the Fund you are redeeming. The CDSC for Class A shares, Class C shares and Class II shares, if applicable, is 1.00%.

     The CDSC schedule for Class B shares is set forth below. The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

                    Year Since
                    Purchase                      CDSC %
                    --------                      ------
                    First                           5%
                    Second                          4%
                    Third                           3%
                    Fourth                          3%
                    Fifth                           2%
                    Sixth                           1%
                    Seventh and thereafter          0%

     If you sell some but not all of your shares, certain shares not subject to a CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

     For example, assume an investor purchased 1,000 shares at $10 a share (for a total cost of $10,000). Three years later, the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, 500 shares X $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

     At the time of purchase of Class B shares, Class C shares and Class II shares, the Funds' distributor pays sales commissions of 4.00%, 1.00% and 2.00%, respectively, of the purchase price to brokers that initiate and are responsible for purchases of such Class B shares, Class C shares and Class II shares.

CDSC Waivers

     We will waive the CDSC payable upon redemptions of Class B shares which you purchased (or acquired through an exchange of shares of another Munder Fund) for:

     o redemptions made within one year after the death of a shareholder or registered joint owner;

     o minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2;

     o    involuntary redemptions made by the Fund;

     o redemptions limited to 10% per year of an account's NAV if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

     We will waive the CDSC payable upon redemptions of Class B shares which you purchased after December 1, 1998 (or acquired through an exchange of shares of another Munder Fund purchased after December 1, 1998) for:

     o redemptions made from an IRA or other individual retirement plan account established through Comerica Securities, Inc. after you reach age 59 1/2 and after the eighteen month anniversary of the purchase of Fund shares.

     We will waive the CDSC for Class B shares for all redemptions by Merrill Lynch Plans if:

     (i)  the Plan's recordkeeper on a daily valuation basis is Merrill Lynch;
          or

     (ii) the Plan's recordkeeper on a daily valuation basis is an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch; or

     (iii)the Plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

12b-1 Fees

     The Funds have adopted a Distribution and Service Plan with respect to their Class A, Class B, Class C and Class II shares that allows each Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Funds may pay up to 0.25% of the daily net assets of Class A, Class B, Class C and Class II shares to pay for certain shareholder services provided by institutions that have agreements with the Funds or their service providers to provide such services. The Funds may also pay up to 0.75% of the daily net assets of the Class B, Class C and Class II shares to finance activities relating to the distribution of its shares.

     Because the fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of an investment in a Fund and may cost a shareholder more than paying other types of sales charges.

Service Agents

     With respect to the Class K shares, the Funds' Distribution and Service Plan allows each Fund to pay fees for services provided to shareholders. Under the Distribution and Service Plan, the Funds may pay up to 0.25% of the daily net assets of Class K shares for certain shareholder services provided by institutions that have agreements with the Funds or their service providers to provide such services. Because the fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of an investment in a Fund and may cost a shareholder more than paying other types of sales charges.

Other Information

     In addition to paying 12b-1 fees or service fees, the Funds may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The Funds' service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Funds or their shareholders. Please note that Comerica Bank, an affiliate of MCM, receives a fee from the Funds for providing shareholder services to its customers who own shares of the Funds.

Pricing of Fund Shares

     Each Fund's NAV is calculated on each day the NYSE is open. The NAV per share is the value of a single Fund share. Each Fund calculates NAV separately for each class. The NAV is calculated by (1) taking the current value of a Fund's total assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding.

     The Funds calculate NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of each Fund is generally based on the current market value of the securities held in the Fund.

     If reliable current market values are not readily available for any security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Boards of Directors of the Funds. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's NAV. As a result, a Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Boards of Directors for the Funds to fair value each Fund's securities contemplate that MCM will establish a pricing committee to serve as its formal oversight body for the valuation of each Fund's securities. The determinations of the pricing committee will be reviewed by the Boards of Directors of the Funds at the regularly scheduled quarterly meeting of the Boards.

     Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Boards of Directors determine that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

     Trading in foreign securities may be completed at times that vary from the closing of the NYSE. A Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of a Fund's shares may change on days when shareholders are not able to buy or sell their shares. Occasionally, events that affect the value of a Fund's portfolio securities may occur between the time the principal market for a Fund's foreign securities closes and the closing of the NYSE. If MCM believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Funds' Boards of Directors. A Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure a Fund's NAV appropriately reflects securities' values at the time of pricing.

Distributions

     As a shareholder, you are entitled to your share of a Fund's net income and gains on its investments. A Fund passes substantially all of its earnings along to its shareholders as distributions. When a Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

     Both the International NetNet Fund and the NetNet Fund pay dividends, if any, at least annually and distribute their net realized capital gains, if any, at least annually. Each Fund will pay distributions in additional shares of the same class of that Fund.

     It is possible that a Fund may make a distribution in excess of the Fund's earnings and profits. You will treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You will treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

Federal Tax Consequences

     Investments in a Fund may have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Funds and about other potential tax liabilities, including backup withholding for certain taxpayers and about tax aspects of dispositions of shares of the Funds, is contained in the Statement of Additional Information, which is available to you upon request. You should consult your tax advisor about your own particular tax situation.

     Taxes on Distributions. You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders not subject to tax on their income, generally will not be required to pay any tax on distributions.

     Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

     Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

     Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Funds will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

     Taxes on Sales or Exchanges. If you sell shares of a Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain.

     Other Considerations. If you buy shares of a Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution. If you have not provided complete, correct taxpayer information, by law, the Funds must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

                         INFORMATION ABOUT MANAGEMENT OF
                THE INTERNATIONAL NETNET FUND AND THE NETNET FUND

Investment Adviser

     The current investment adviser of both the International NetNet Fund and the NetNet Fund is Munder Capital Management ("MCM"). MCM is a Delaware general partnership with principal offices at 480 Pierce Street, Birmingham, Michigan 48009.

     The International NetNet Fund has entered into a Sub-Advisory Agreement with MCM and Framlington, which has been approved by the shareholders of such Fund. Framlington is a subsidiary of Framlington Group Limited, incorporated in England and Wales, which, through its subsidiaries, provides a wide range of investment services. Framlington Group Limited is a wholly-owned subsidiary of Framlington Holdings Limited which is, in turn, owned 49% by MCM and 51% by HSBC plc, a banking and financial services organization based in the United Kingdom.

     Under the terms of the Sub-Advisory Agreement, Framlington provides sub-advisory services to the International NetNet Fund. Subject to the supervision of MCM, Framlington is responsible for the management of the International NetNet Fund's portfolio, including decisions regarding purchases and sales of portfolio securities by the International NetNet Fund. Framlington is also responsible for arranging the execution of portfolio management decisions, including the selection of brokers to execute trades and the negotiation of related brokerage commissions.

     As of December 31, 2001, MCM and its then wholly-owned subsidiary managed over $35.3 billion of assets for various institutional clients, including investment companies, pension and profit sharing funds, foundations and insurance companies, as well as for high net worth individuals. Of this amount, approximately $19.8 billion was invested in equity securities.

     The International NetNet Fund pays MCM a monthly advisory fee computed at an annual rate of 1.25% of the International NetNet Fund's average daily net assets. The sub-advisory fee is paid by MCM to Framlington. The NetNet Fund pays MCM a monthly advisory fee computed at an annual rate of 1.00% of the first $4 billion of average daily net assets; 0.95% of average daily net assets from $4 billion to $5 billion; and 0.90% of average daily net assets in excess of $5 billion.

Portfolio Managers

A team of professional portfolio managers employed by MCM makes investment decisions for the NetNet Fund. These same portfolio managers also comprise a portion of the team of professional portfolio managers employed by MCM and Framlington to make investment decisions for the International NetNet Fund.

                        ADDITIONAL INFORMATION ABOUT THE
                  INTERNATIONAL NETNET FUND AND THE NETNET FUND

     Information about the International NetNet Fund and the NetNet Fund is included in (i) the current Prospectus for the International NetNet Fund and the NetNet Fund (Class A, Class B, Class C and Class II shares) dated October 31, 2001, as supplemented on November 15, 2001 and December 20, 2001; (ii) the Prospectus for the International NetNet Fund (Class K shares) dated October 31, 2001, as supplemented on November 15, 2001, December 21, 2001 and January 24, 2002 to include the NetNet Fund (Class K shares); (iii) the Prospectus for the International NetNet Fund and the NetNet Fund (Class Y shares) dated October 31, 2001, as supplemented on November 15, 2001 and December 21, 2001; and (iv) the Statement of Additional Information for the International NetNet Fund and the NetNet Fund, dated October 31, 2001, as supplemented on January 24, 2002, each of which have been filed with the SEC. Copies of these documents, the Statement of Additional Information related to this Proxy Statement/Prospectus, and any subsequently released shareholder reports are available upon request and without charge by writing or calling the International NetNet Fund or the NetNet Fund at the address or toll-free number listed on the cover page of this Proxy Statement/Prospectus.

     Both the International NetNet Fund and the NetNet Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Midwest Regional Office of the SEC, 500 West Madison Street, Suite 1400, Chicago, IL 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates.

                                 OTHER BUSINESS

     The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                               VOTING INFORMATION

     This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement/Prospectus, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the International NetNet Fund on or about February 6, 2002. Only shareholders of record as of the close of business on the Record Date, January 15, 2002, will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

     A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Company at the address on the cover of this Proxy Statement/Prospectus or by attending and voting at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

Proxy Solicitation

     Proxies are solicited by mail. Additional solicitations may be made by telephone, telegraph or personal contact by officers or employees of MCM and its affiliates or by proxy soliciting firms retained by MCM. MCM has retained Proxy Advantage to provide proxy solicitation services in connection with the Meeting at an estimated cost of $80,000. The cost of the solicitation will be borne by MCM.

Quorum

     The holders of one-third of the shares of the International NetNet Fund that are outstanding at the close of business on the Record Date and are present in person or represented by proxy will constitute a quorum for the Meeting.

Vote Required

     Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding shares of the International NetNet Fund, with all classes voting together and not by class. Shareholders of the International NetNet Fund are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

Effect of Abstentions and Broker "Non-Votes"

     For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. As a result, such abstentions and broker "non-votes" will have the effect of a vote against the Reorganization Agreement.

Adjournments

     In the event that sufficient votes to approve the Reorganization are not received to approve the proposal, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

Share Information

     The chart below lists the number of shares of each class of the International NetNet Fund that were outstanding as of the close of business on the Record Date:

                        Shares Outstanding on Record Date

 Class      International NetNet Fund
--------    -------------------------
Class A          13,584,746.452
Class B          14,057,671.012
Class II         5,090,964.977
Class K           808,457.227
Class Y           233,464.080

     On January 15, 2002, to the knowledge of the Company, the following shareholders owned, either beneficially or of record, 5% or more of the outstanding shares of the Funds:

                                 Name and Address          Type of    Percentage
          Name of Fund               of Owner             Ownership    of Fund
-------------------------   ---------------------------   ---------   ----------
International NetNet Fund   Merrill Lynch Pierce Fenner    Record       10.2%
                            & Smith
                            For the Sole Benefit of its
                            Customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr.
                            E. 2nd Floor
                            Jacksonville, FL 32246

NetNet Fund    Merrill Lynch Pierce Fenner    Record    25.8%
               & Smith
               For the Sole Benefit of its
               Customers
               Attn: Fund Administration
               4800 Deer Lake Dr.
               E. 2nd Floor
               Jacksonville, FL 32246

     As of the Record Date, the officers and Directors of the Company beneficially owned as a group less than 1% of the outstanding shares of the International NetNet Fund. As of the Record Date, the officers and Directors of the Company beneficially owned as a group less than 1% of the outstanding shares of the NetNet Fund.

     The votes of the shareholders of the NetNet Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

                                  LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of the NetNet Fund will be passed upon by Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006.

THE DIRECTORS OF THE COMPANY, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMEND APPROVAL OF THE REORGANIZATION AGREEMENT INCLUDING THE SALE OF ALL OF THE ASSETS OF THE INTERNATIONAL NETNET FUND TO THE NETNET FUND, THE TERMINATION OF THE INTERNATIONAL NETNET FUND AND THE DISTRIBUTION OF SHARES OF THE NETNET FUND TO SHAREHOLDERS OF THE INTERNATIONAL NETNET FUND, AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE REORGANIZATION AGREEMENT

                                    EXHIBIT A

                             THE MUNDER FUNDS, INC.

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 13th day of November, 2001, by The Munder Funds, Inc., a Maryland corporation ("Company"), with its principal place of business at 480 Pierce Street, Birmingham, Michigan 48009, on behalf of the Munder NetNet Fund ("Acquiring Fund"), a separate series of the Company, and the Munder International NetNet Fund ("Acquired Fund"), another separate series of the Company.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended ("Code"). The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C, Class K and Class Y shares of common stock ($0.01 par value per share) of the Acquiring Fund ("Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein ("Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of an open-end, registered investment company of the management type and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Directors of the Company have determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Directors of the Company also have determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1 Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class C, Class K and Class Y Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets with respect to each corresponding class (Class A, Class B, Class II, Class K and Class Y, respectively), computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 ("Closing Date").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (collectively, "Assets").

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date ("Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B, Class C, Class K and Class Y Acquiring Fund Shares to be so credited to Class A, Class B, Class II, Class K and Class Y Acquired Fund Shareholders, respectively, shall, with respect to each class, be equal to the aggregate net asset value of the shares of common stock ($0.01 par value per share) of the

Acquired Fund ("Acquired Fund Shares") of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although shares certificates representing interests in Class A, Class B, Class II, Class K and Class Y shares of the Acquired Fund will represent a number of the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B, Class C, Class K and Class Y Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's Transfer Agent, as defined in paragraph 3.3.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2. VALUATION

     2.1 The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund, and valuation procedures established by the Company's Board of Directors.

     2.2 The net asset value of a Class A, Class B, Class C, Class K and Class Y Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information, and valuation procedures established by the Company's Board of Directors.

     2.3 The number of the Class A, Class B, Class C, Class K and Class Y Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B, Class II, Class K and Class Y of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made by State Street Bank and Trust Company, in its capacity as administrator for the Company and shall be subject to confirmation by the Company's independent accountants.

3. CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be April 5, 2002, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement

("Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Company or at such other time and/or place as the parties may agree.

     3.2 The Company shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund ("Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund since the Custodian also serves as the custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended ("1940 Act"), in which the Acquired Fund's Assets are deposited, the Acquired Fund's Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

     3.3 The Company shall direct PFPC, Inc., in its capacity as transfer agent for the Company ("Transfer Agent"), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class II, Class K and Class Y shares owned by each such shareholder immediately prior to the Closing.

     The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Closing Date a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund on the Closing Date, or provide other evidence satisfactory to the Acquired Fund as of the Closing Date that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

     4.1 The Company, on behalf of the Acquired Fund, represents and warrants as follows:

     (a) The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company's Articles of Incorporation, as amended ("Charter"), to own all of its Assets and to carry on its business as it is now being conducted;

     (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Class A, Class B, Class II, Class K and Class Y Acquired Fund Shares under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Company, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Company, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

     (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Charter or the Company's By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound;

     (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

     (h) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at June 30, 2001 have been audited by Ernst & Young LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (j) Since June 30, 2001, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

     (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

     (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

     (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Company, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

     (p) The combined proxy statement and prospectus ("Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

     4.2 The Company, on behalf of the Acquiring Fund, represents and warrants as follows:

     (a) The Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, with power under the Company's Charter to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Class A, Class B, Class C, Class K and Class Y Acquiring Fund Shares under the 1933 Act, is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Company, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

     (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound;

     (g) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund's knowledge, threatened against the Company, on behalf of the Acquiring Fund, or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. The Company, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

     (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at June 30, 2001 have been audited by Ernst & Young LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (i) Since June 30, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

     (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

     (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

     (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The Class A, Class B, Class C, Class K and Class Y Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund; and

     (o) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (p) The Proxy Statement to be included in the Registration Statement (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph
(p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 The Company will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Class A, Class B, Class C, Class K and Class Y Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.5 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, Class C, Class K and Class Y Acquiring Fund Shares received at the Closing.

     5.6 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Proxy Statement (referred to in paragraph 4.1(p)) to be included in a Registration Statement on Form N-14 ("Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

     5.7 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.8 The Company, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Company, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company's, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Company's, on behalf of the Acquiring Fund's, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     5.9 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Company, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company's election, to the performance by the Company, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2 The Company, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice

President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request;

     6.3 The Company, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquiring Fund, on or before the Closing Date; and

     6.4 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Class A, Class B, Class C, Class K and Class Y Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Company, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Company's election, to the performance by the Company, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2 The Company shall have delivered to the Acquiring Fund a statement of the Acquired Fund's Assets and liabilities, as of the Closing Date, certified by the Treasurer of the Company;

     7.3 The Company, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

     7.4 The Company, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquired Fund, on or before the Closing Date;

     7.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Class A, Class B, Class C, Class K and Class Y Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

     7.6 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquired Fund, or the Company, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Charter, the Company's By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Company may not waive the conditions set forth in this paragraph 8.1;

     8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to the Company's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5 The parties shall have received the opinion of counsel to the Company addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Company of representations it shall request of the Company.

Notwithstanding anything herein to the contrary, the Company may not waive the condition set forth in this paragraph 8.5.

9. INDEMNIFICATION

     9.1 The Company, out of the Acquiring Fund's assets and property, agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     9.2 The Company, out of the Acquired Fund's assets and property, agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. BROKERAGE FEES AND EXPENSES

     10.1 The Company, on behalf of the Acquiring Fund and on behalf of the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     10.2 The expenses relating to the proposed Reorganization will be borne solely by Munder Capital Management and its affiliates. No such expenses shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees and expenses incurred in connection with the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1 The Company has not made any representation, warranty or covenant, on behalf of either the Acquired Fund or the Acquiring Fund, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12. TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Company's Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable.

13. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Company pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Class A, Class B, Class C, Class K and Class Y Acquiring Fund Shares to be issued to the Class A, Class B, Class II, Class K and Class Y Acquired Fund Shareholders, respectively, under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Company, 480 Pierce Street, Birmingham, Michigan 48009, attn: Stephen J. Shenkenberg, in each case with a copy to Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, attn: Jane A. Kanter.

15. HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

     15.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

                                        THE MUNDER FUNDS, INC., on behalf
                                        of its
                                        MUNDER INTERNATIONAL NETNET
                                        FUND

                                        By: _______________________________

                                        Title:_____________________________

                                        THE MUNDER FUNDS, INC., on behalf
                                        of its
                                        MUNDER NETNET FUND

                                        By: _______________________________

                                        Title:_____________________________

                                     PART B

                             THE MUNDER FUNDS, INC.

                        Munder International NetNet Fund

--------------------------------------------------------------------------------

                       Statement of Additional Information

                                January 31, 2002

--------------------------------------------------------------------------------

Acquisition of the Assets and Liabilities of    By and in Exchange for Shares of
Munder International NetNet Fund                Munder NetNet Fund
("International NetNet Fund")                   ("NetNet Fund")
(a series of The Munder Funds, Inc.)            (a series of The Munder Funds, Inc.)
480 Pierce Street, Birmingham, MI 48009         480 Pierce Street, Birmingham, MI 48009

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/ Prospectus dated January 31, 2002, relating specifically to the proposed transfer of all of the assets of the International NetNet Fund to the NetNet Fund and the assumption of all the liabilities of the International NetNet Fund in exchange for shares of the NetNet Fund having an aggregate value equal to those of the International NetNet Fund. To obtain a copy of the Proxy Statement/Prospectus, please write to The Munder Funds, Inc., 480 Pierce Street, Birmingham, MI 48009 or call (248) 647-9201. The transfers are to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information incorporates by reference the following described documents, each of which accompanies this Statement of Additional Information:

     (1) (i) the current Prospectus for the International NetNet Fund and the NetNet Fund (Class A, Class B, Class C and Class II shares) dated October 31, 2001 (previously filed on EDGAR, Accession No:
          0000940180-01-500497), as supplemented on November 15, 2001,
          (previously filed on EDGAR, Accession No: 0000940180-01-500667) and December 20, 2001 (previously filed on EDGAR, Accession No:
          0000930661-01-50278); (ii) the Prospectus for the International NetNet Fund (Class K shares) dated October 31, 2001 (previously filed on EDGAR, Accession No: 0000940180-01-500497), as supplemented on November 15, 2001, (previously filed on EDGAR, Accession No:
          0000940180-01-500667), December 21, 2001 (previously filed on EDGAR,
          Accession No: 00940180-01-500739) and January 24, 2002 to include the NetNet Fund (Class K shares) (previously filed on EDGAR, Accession No:
          000940180-02-000157); and (iii) the Prospectus for the International NetNet Fund and the NetNet Fund (Class Y shares) dated October 31, 2001 (previously filed on EDGAR, Accession No: 0000940180-01-500497), as supplemented on November 15, 2001, (previously filed on EDGAR, Accession No: 0000940180-01-500667) and December 21,

          2001 (previously filed on EDGAR, Accession No: 00940180-01-500739);

     (2) The Statement of Additional Information of The Munder Funds, Inc. dated October 31, 2001 (previously filed on EDGAR, Accession No:
          0000940180-01-500497), as supplemented on January 24, 2002 (previously filed on EDGAR, Accession No: 000940180-02-000157);

     (3) Annual Report to Shareholders of The Munder Funds, Inc. (Class A, Class B, Class C, Class II and Class Y) for the fiscal year ended June 30, 2001 (previously filed on EDGAR, Accession No:
          0000950124-01-503080); and

     (4) Annual Report to Shareholders of The Munder Funds, Inc. (Class K) for the fiscal year ended June 30, 2001 (previously filed on EDGAR, Accession No.: 0000950124-01-503080).

     (5) Pro forma financial statements of the International NetNet Fund and the NetNet Fund giving effect to the proposed Reorganization described in the Proxy Statement/Prospectus are not required to be included in this Statement of Additional Information because, as of January 15, 2002, the net asset value of the International NetNet Fund was less than 10% of the net asset value of the NetNet Fund.

PROXY CARD                                                            PROXY CARD

                             THE MUNDER FUNDS, INC.
                        Munder International NetNet Fund

                 SPECIAL MEETING OF SHAREHOLDERS APRIL 2, 2002

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned revoke(s) all previous proxies and appoint(s) Stephen J. Shenkenberg, Melanie Mayo West or Mary Ann Shumaker or either one of them, attorneys, with full power of substitution to vote all shares of the Munder International NetNet Fund (Fund) of The Munder Funds, Inc. (Company) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at The Community House, Rosso Library, 380 South Bates Street, Birmingham, MI 48009, on Tuesday, April 2, 2002 at 10:00 a.m. Eastern time, and at any adjournments or postponements thereof.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                    VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836

                    ------------------------------------------------------------
                    CONTROL NUMBER:  999  9999  9999  999
                    ------------------------------------------------------------

                    Check here if you plan to attend Meeting.
                                                               ------

                    Note: Please sign your name exactly as it appears in the registration. If shares are held in the name of two or more persons, in whatever capacity, only ONE need sign. When signing in a fiduciary capacity, such as executor or attorney, please so indicate. When signing on behalf of a partnership or corporation, please indicate title.

                    ------------------------------------------------------------
                    Signature

                    ------------------------------------------------------------
                    Dated                                                 12197A


PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN
                      THE POSTAGE-PAID ENVELOPE PROVIDED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: [/]

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. As to any other matter, said attorneys will vote in accordance with their best judgment. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.



     1.   To approve or disapprove an Agreement       FOR   AGAINST   ABSTAIN
          and Plan of Reorganization providing
          for the acquisition of all of the           [_]     [_]       [_]
          assets of the Munder International Fund
          by the Munder NetNet Fund and the
          assumption of all liabilities of the
          Munder International Fund by the Munder
          NetNet Fund in exchange for shares of the Munder NetNet Fund and the subsequent liquidation of the Munder International
          Fund.

     2.   To transact such other business as may
          properly come before the Meeting or any
          adjournment or postponements thereof.

Please refer to the Proxy Statement for a discussion of this matter.

                                                                          12197A

 PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE POSTAGE-PAID
                               ENVELOPE PROVIDED.